LOGO: NUVEEN

NUVEEN Investments

Annual Report June 30, 2000

Municipal Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.


NEW JERSEY
NQJ
NNJ
PENNSYLVANIA
NQP
NPY



Invest well.

Look ahead.


LEAVE YOUR MARK.

Photo of: 3 people hiking.

Credit Quality
         HIGHLIGHTS As of June 30, 2000



Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
PIE CHART:
AAA/U.S. Guaranteed                 71%
AA                                  14%
A                                    5%
BBB                                  3%
NR                                   5%
Other                                2%

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
PIE CHART:
AAA/U.S. Guaranteed                 69%
AA                                   7%
A                                   17%
NR                                   3%
Other                                4%



Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
PIE CHART:
AAA/U.S. Guaranteed                 77%
AA                                  12%
A                                    7%
BBB                                  4%



Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
PIE CHART:
AAA/U.S. Guaranteed                 77%
AA                                   7%
A                                    6%
BBB                                  6%
NR                                   3%
Other                                1%



    Contents

  1 Dear Shareholder
  3 New Jersey Portfolio Manager's Comments
  6 NQJ Performance Overview
  7 NNJ Performance Overview
  8 Pennsylvania Portfolio Manager's Comments
 11 NQP Performance Overview
 12 NPY Performance Overview
 13 Report of Independent Auditors
 14 Portfolio of Investments
 33 Statement of Net Assets
 34 Statement of Operations
 35 Statement of Changes in Net Assets
 37 Notes to Financial Statements
 42 Financial Highlights
 44 Build Your Wealth Automatically
 45 Fund Information

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: "BUILDING AND SUSTAINING WEALTH REQUIRES SOUND, ONGOING ADVICE."


Dear SHAREHOLDER

The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages that follow this letter.

We believe that your Nuveen Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family goals.

NEW WAYS TO THINK ABOUT WEALTH
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

LOOK AHEAD
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help you meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help you meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.

Sincerely,


/s/Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 17, 2000

Sidebar text: "WE BELIEVE YOUR NUVEEN EXCHANGE-TRADED FUND IS WELL POSITIONED TO BE A CORE ELEMENT OF YOUR LONG-TERM INVESTMENT PROGRAM."

Nuveen New Jersey Exchange-Traded Funds

Portfolio Manager's COMMENTS

Portfolio manager Tom Futrell reviews national and state economic conditions, their impact on the municipal market and Fund performance, and the key strategies used to manage the Nuveen New Jersey Exchange-Traded Funds. Tom, who has more than 17 years of experience as an investment professional at Nuveen, has managed NQJ and NNJ since 1998.


WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
A look at the national economy will help us put the New Jersey economy in better perspective. Over the past 12 months, the rapid pace of the country's economic expansion has been of immense concern to the Federal Reserve, which has been on alert for any signs of re-emerging inflation. Last year, these factors prompted the Fed to begin a series of short-term interest rate increases that eventually raised the federal funds rate by 1.75% to 6.50% by May 2000. The Fed's rate hikes left the Treasury yield curve inverted, with the yield on a two-year note about 55 basis points higher than that of a 30-year bond.

In the past two months, we have begun to see some tentative signs that the Fed's tightening strategy may be having the desired effect, with demand moderating to a more sustainable level. Fed Chairman Alan Greenspan's most recent comments indicated that, while it may be too early to conclude that the economy has slowed enough to avoid all risk of inflation, positive trends such as continued productivity growth may mean that the tightening cycle is near an end. In coming months, investors will be closely watching economic reports for confirmation of a slowdown, in hopes that the economy may truly be headed for a soft landing.

This bodes well for the New Jersey economy, which continues to grow. This is visible in an expanded real estate market driven by strong commercial building. A major tax break designed to encourage financial services firms to leave New York for Jersey City should help to extend this expansion. During 1999, job growth in New Jersey increased across all sectors except manufacturing. The state's labor market tightened considerably, with an unemployment rate of 3.8% as of June 2000, down from 4.9% in June 1999 and below the national average of 4.0%. Unemployment in New Jersey has now reached its lowest levels since 1989. In the near term, the tightness of the state's job market may actually tend to produce a slowdown in its employment growth. Overall, New Jersey's credit rating continued to reflect the state's economic health, with ratings of Aa1/AA+/AA+ from Moody's, Standard & Poor's and Fitch.


HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended June 2000, long-term municipal yields nationally rose almost 40 basis points, while 30-year Treasury yields remained flat. During this period, the U.S Treasury announced that it would buy back up to $30 billion of U.S. government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply in this market helped to support the prices of U.S. Treasuries. Municipal bonds, on the other hand, were unaffected by this repurchase policy and felt the full effects of market forces. As a result, by the end of June 2000, long-term municipal yields nationally were over 101% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first half of 2000, higher interest rates led to fewer new issues and refinancings nationwide, with new municipal issuance declining 20% from the same period in 1999. The New Jersey municipal market provided a sharp contrast to this national trend, as new supply in the state during the first six months of 2000 rose 43% over 1999 levels. Much of this increase can be ascribed to two major offerings: $1.5 billion in New

Jersey Turnpike Authority revenue bonds in April and $425 million in New Jersey general obligation bonds in May. Like most new issuance in New Jersey, both of these offerings were absorbed easily by the market, as the state's high income taxes kept demand from individual investors strong.

As in many other states, New Jersey's healthcare sector continued to generate political controversy over the past year, with financial problems, pending litigation, and lingering concerns surrounding the bailout of two failed New Jersey health maintenance organizations. We are watching events in this area carefully.


WERE THE NEW JERSEY FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
As of June 30, 2000, NQJ had provided shareholders with 20 consecutive months of steady dividends. Good call protection within NQJ's portfolio over the past 12 months helped to maintain the dividend of this Fund by reducing some of the forced turnover that bond calls can generate. However, a small number of calls and the higher short-term interest rates of the past year did erode the income stream of NNJ, resulting in dividend decreases in this Fund this spring. Prior to these adjustments, NNJ's track record of steady or increasing dividends had extended to 76 consecutive months.

Both NQJ and NNJ use leverage as a way to potentially enhance the dividends paid to common shareholders. However, the extent of this benefit is tied to some degree to the short-term rates the Funds pay their MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates significantly in the past year, and these actions have had a corresponding impact on short-term municipal rates. If short-term rates remain at recent high levels, this may continue to exert an influence on the Funds' common share dividends in the future. While we cannot control the direction of interest rates, we continue to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process on the Funds' dividends.

OVERALL, HOW DID NQJ AND NNJ PERFORM OVER THE PAST YEAR?
For the 12 months ended June 30, 2000, the Nuveen New Jersey Funds produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.

                                                       LEHMAN
                                                        TOTAL    LIPPER
            MARKET YIELD       TOTAL RETURN ON NAV    RETURN1  AVERAGE2
-----------------------------------------------------------------------
                                     1 YEAR            1 YEAR    1 YEAR
                    TAXABLE-          ENDED             ENDED     ENDED
        6/30/00  EQUIVALENT3        6/30/00           6/30/00   6/30/00
-----------------------------------------------------------------------
NQJ       6.53%       10.12%          1.94%             3.25%    -1.21%
-----------------------------------------------------------------------
NNJ       6.06%        9.40%          1.64%             3.25%    -1.21%
-----------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


The relative underperformance of the Funds' total returns on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to their durations.4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Both NQJ and NNJ are leveraged Funds. As noted, leverage can enhance the dividends paid to common shareholders, but it also has the effect of lengthening a Fund's duration. In addition, durations are often lengthened as we implement strategies to maintain or improve call protection within a portfolio.

As of June 30, 2000, the durations of NQJ and NNJ were 8.32 and 11.89, respectively, compared with the unleveraged Lehman index's 7.50. We believe that the longer durations and call protection levels of these Funds should help to strengthen the relative stability of their common share dividends over the long term and position the Funds to benefit from any market recovery.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including NQJ and NNJ. As shown in the charts on the individual Performance Overview pages, the Funds' share prices declined over the past year. This decline in share price was greater than the decline in the Funds' NAVs. As a result, over the past year, both Funds moved from trading at a premium (share price above NAV) to a discount (share price below NAV). With the market prices of these Funds now lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NQJ and NNJ.



1 The Funds' performance is compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the nine funds in the Lipper New Jersey Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35.5%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW JERSEY FUNDS DURING THE FISCAL YEAR ENDED JUNE 30, 2000?
Like all fixed-income investments, the Nuveen New Jersey Funds endured a challenging 12 months. However, this period also offered opportunities to improve the structure of the Funds, strengthen their long-term dividend-paying capabilities, and enhance tax efficiency by offsetting capital gains with capital losses.

During the past year, we focused on judicious trading designed to add income and enhance structure. One example of this involved adding bonds from the New Jersey Turnpike offering to both Funds. These bonds have performed very well since our purchase. In NQJ, we also purchased attractively structured, insured bonds issued by the Essex County Improvement Authority and by the Delaware River and Bay Authority. Additions to NNJ included high-yielding bonds in the 15- to 20-year part of the yield curve issued by the New Jersey Higher Education Assistance Authority as well as AAA bonds for Princeton University. Both of these issues offered duration characteristics that should enhance the structure of this Fund.

To fund these purchases, we sold bonds that were not as well structured, including those with short calls, at attractive prices in the regional retail markets. As a major presence in the New Jersey market, Nuveen has strong relationships with regional dealers that assisted us in this strategy.

As mentioned, the healthcare sector in New Jersey has been under considerable pressure as hospitals adjust to consolidation and tighter federal reimbursement guidelines. While we continue to keep a careful eye on this sector as it works through these issues, we have decided to keep both Funds' healthcare exposure to a minimum.

As of June 30, 2000, NQJ and NNJ offered excellent credit quality, with 85% and 76% of their assets, respectively, invested in bonds rated AAA/U.S. guaranteed and AA. The Funds also had 10% and 7% allocations, respectively, of BBB, non-rated, and other bonds that generally provided higher yields, especially as credit spreads widened in recent months.


WHAT IS YOUR OUTLOOK FOR NQJ AND NNJ?
NNJ currently offers excellent levels of call protection, with 5% callable between now and 2002. NQJ also is well protected for the remainder of 2000, with only 2% of its portfolio subject to calls. However, this Fund, which reaches its 10-year anniversary in February 2001, will begin to see the increased potential for calls normally associated with this part of the bond market cycle. In 2001, approximately 31% of NQJ's portfolio could be called. We believe we can manage through this period using strategies such as selectively selling bonds with short calls, which we have already begun to do. We will also continue to closely monitor call activity in an effort to take advantage of opportunities to add bonds that extend call protection.

Overall, we plan to focus on the same strategies that we have emphasized over the past year, including improving Fund structure and strengthening dividend-payment capabilities. NNJ continues to have substantial positions in short-call Puerto Rico paper and bonds issued by the Port Authority of New York and New Jersey. We will look for opportunities to sell these bonds at attractive prices in the retail market and buy bonds that can further enhance the Fund's structure. While we do not often see bonds rated below AA in the high-quality New Jersey market, both Funds have room to add the lower-rated, investment-grade bonds that can enhance yields as appropriate issues become available.

The market as a whole should continue to work its way through the current period of uncertainty, which may last beyond the fall elections. Following the increased issuance of the first half in New Jersey, we may see more pressure in terms of new issue supply, making it more challenging to find the types of bonds that can add value. However, opportunities do arise in these types of markets, and we are ready to take advantage of developing situations. We believe that NQJ and NNJ continue to provide attractive investment options for New Jersey residents, benefiting investors with excellent structure, attractive yields, and solid credit quality. In our opinion, the Funds are well positioned both for the short term and for any potential recovery of the bond market in the long term.

NQJ

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Performance OVERVIEW As of June 30, 2000

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                2/91
--------------------------------------------------
Share Price                              $14  1/16
--------------------------------------------------
Net Asset Value                             $14.45
--------------------------------------------------
Market Yield                                 6.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.12%
--------------------------------------------------
Fund Net Assets ($000)                    $450,810
--------------------------------------------------
Average Effective Maturity (Years)           15.08
--------------------------------------------------
Leverage-Adjusted Duration                    8.32
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -4.94%         1.94%
--------------------------------------------------
5-Year                         5.44%         5.58%
--------------------------------------------------
Since Inception                5.65%         6.94%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Tax Obligation/Limited                          8%
--------------------------------------------------


BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share2

7/99                                0.0765
8/99                                0.0765
9/99                                0.0765
10/99                               0.0765
11/99                               0.0765
12/99                               0.0765
1/00                                0.0765
2/00                                0.0765
3/00                                0.0765
4/00                                0.0765
5/00                                0.0765
6/00                                0.0765


LINE CHART:
Share Price Performance

7/2/99                              16.06
                                    16.19
                                    16.13
                                    16.38
                                    16.19
                                    16
                                    15.81
                                    15.81
                                    15.88
                                    15.94
                                    15.94
                                    15.88
                                    15.88
                                    16
                                    15.75
                                    14.88
                                    14.63
                                    14.75
                                    14.19
                                    13.56
                                    13.38
                                    12.56
                                    12.63
                                    12.88
                                    12.63
                                    13.06
                                    13.06
                                    13.06
                                    13.75
                                    13.88
                                    14
                                    13.56
                                    13.5
                                    13.63
                                    13.31
                                    13.19
                                    13.38
                                    13.88
                                    13.75
                                    13.63
                                    13.38
                                    13.44
                                    13.5
                                    13.5
                                    13.69
                                    13.56
                                    14.13
                                    14.63
                                    14.5
                                    14.19
6/30/00                             14.06
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 The fund also paid shareholders capital gains distributions in December 1999 of $0.0376 per share.

NNJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Performance OVERVIEW As of June 30, 2000


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               12/92
--------------------------------------------------
Share Price                               $13  3/8
--------------------------------------------------
Net Asset Value                             $14.28
--------------------------------------------------
Market Yield                                 6.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.78%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.40%
--------------------------------------------------
Fund Net Assets ($000)                    $263,096
--------------------------------------------------
Average Effective Maturity (Years)           16.84
--------------------------------------------------
Leverage-Adjusted Duration                   11.89
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -9.95%         1.64%
--------------------------------------------------
5-Year                         6.21%         6.37%
--------------------------------------------------
Since Inception                4.30%         5.97%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Transportation                                 23%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Education and Civic Organization               10%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------

1999-2000 Monthly Tax-Free Dividends Per Share
7/99                                0.072
8/99                                0.072
9/99                                0.072
10/99                               0.072
11/99                               0.072
12/99                               0.072
1/00                                0.072
2/00                                0.072
3/00                                0.07
4/00                                0.07
5/00                                0.07
6/00                                0.0675


LINE CHART:
Share Price Performance
7/2/99                              16.06
                                    16.13
                                    16
                                    16
                                    15.88
                                    15.56
                                    15.13
                                    15.13
                                    15.13
                                    15.06
                                    14.75
                                    14.5
                                    14
                                    14.31
                                    14.13
                                    13.94
                                    13.75
                                    14.06
                                    13.69
                                    13.69
                                    13.5
                                    12.13
                                    12.19
                                    12.44
                                    12.31
                                    12.81
                                    13
                                    12.88
                                    12.94
                                    13.75
                                    13.38
                                    13.19
                                    12.69
                                    12.63
                                    12.69
                                    12.5
                                    12.63
                                    13.06
                                    13.25
                                    13
                                    12.81
                                    12.81
                                    13.13
                                    12.63
                                    12.94
                                    12.81
                                    13.13
                                    13.38
                                    13.13
                                    13.19
6/30/00                             13.38
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Pennsylvania Exchange-Traded Funds

Portfolio Manager's COMMENTS

Portfolio manager Tom O'Shaughnessy looks at the economy, its impact on the municipal market and recent Fund performance, and the outlook for the Nuveen Pennsylvania Exchange-Traded Funds. Tom, who has more than 16 years of experience as an investment professional at Nuveen, has managed NQP since its inception in 1991 and NPY since 1995.


WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
First, let's take a look at the national economy to gain some perspective on what's been happening in Pennsylvania. The U.S. economy is now in its tenth year of uninterrupted expansion, the longest continuous economic expansion in the nation's history. Over the past 12 months, the rapid pace of this expansion has been of great concern to the Federal Reserve, which watched carefully for any signs that the booming economy was about to trigger a resurgence of inflation. To pre-empt this threat, the Fed in 1999 began a series of short-term interest rate increases that eventually raised the federal funds target rate by 1.75% to 6.50%, the highest level in almost a decade. Over the past few months, some economic reports suggested that the Fed's tightening strategy may be having the desired effect of slowing the economy. Investors hope that this scenario plays out as described and that the Fed successfully engineers a soft landing for the U.S. economy.

Recently, Pennsylvania's economy also started to show signs of slowing, as higher interest rates took their toll on the commonwealth's housing markets and retail sales. While the high-tech and FIRE (financial, insurance, real estate) sectors continued to deliver the job growth expected from them, the service sector reported below-average employment growth. The slowdown in Asian economies also affected the commonwealth's manufacturing sector. As of June 2000, the unemployment rate in Pennsylvania was 4.0%, down from 4.3% in June 1999 and on par with the national average of 4.0%.

The healthcare sector in Pennsylvania continued to operate under the shadow of the 1998 bankruptcy of the Allegheny Health and Education Research Foundation (AHERF). Recent efforts have focused on bringing to market a $465 million West Penn Allegheny Health System issue that will consolidate and restructure the debt of the Western Pennsylvania Healthcare System and the former Pittsburgh affiliates of AHERF that did not file under Chapter 11 two years ago. Neither of the Nuveen Pennsylvania Exchange-Traded Funds owns any AHERF bonds.


HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ended June 2000, long-term municipal yields nationally rose almost 40 basis points, while 30-year Treasury yields remained flat. During this period, the U.S Treasury announced that it would buy back up to $30 billion of U.S. government debt and reduce additional new issuance of certain maturities. The possibility of decreased supply in this market helped support the prices of U.S. Treasuries. Municipal bonds, on the other hand, were unaffected by this repurchase policy and felt the full effects of market forces. As a result, by the end of June 2000, long-term municipal yields nationally were over 101% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first half of 2000, new municipal issuance nationwide fell 20% from the level of the first six months of 1999. The decline in Pennsylvania's issuance for the first half was even more severe, down 69% from the first six months of 1999. This decline continued the trend begun last year, as rising interest rates deterred municipalities from issuing new bonds or refinancing old debt. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past

12 months, demand from individual investors improved, providing support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

Overall, the economic prosperity of the past decade benefited the balance sheets of many municipalities, including the city of Philadelphia. In May, Fitch upgraded the credit quality rating for Philadelphia to A- from BBB+, while Moody's upgrade raised the city's rating to Baa1 from Baa2. The commonwealth of Pennsylvania maintained its rating of Aa3/AA/AA by Moody's, Standard & Poor's and Fitch.


WERE THE NUVEEN PENNSYLVANIA EXCHANGE-TRADED FUNDS' DIVIDENDS AFFECTED BY THIS ENVIRONMENT?
Both Pennsylvania Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied to some degree to the short-term rates the Funds pay their MuniPreferred(R) shareholders. As short-term rates rose, the income available for common shareholder dividends decreased. Higher short-term rates, combined with the eroding effect of a small number of bond calls, led to decreases in the common share dividends of both Funds. Although we cannot control the direction of interest rates, we will continue to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process.


OVERALL, HOW DID THE FUNDS PERFORM OVER THE FISCAL YEAR?
For the 12 months ended June 30, 2000, the Nuveen Pennsylvania Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and appropriate Lipper Peer Group2 are also presented.


                                                       LEHMAN
                                                        TOTAL     LIPPER
             MARKET YIELD      TOTAL RETURN ON NAV    RETURN1   AVERAGE2
------------------------------------------------------------------------
                                    1 YEAR             1 YEAR     1 YEAR
                     TAXABLE-        ENDED              ENDED      ENDED
         6/30/00  EQUIVALENT3      6/30/00            6/30/00    6/30/00
------------------------------------------------------------------------
NQP        6.34%        9.46%        0.94%              3.25%      0.19%
------------------------------------------------------------------------
NPY        6.30%        9.40%        0.21%              3.25%      0.19%
------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


The relative underperformance of the Funds' total returns on NAV compared with the Lehman Brothers Municipal Bond Index can be attributed largely to their durations.4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Both Pennsylvania Funds are leveraged, which, as noted, can enhance the dividends paid to common shareholders. However, it also has the effect of lengthening a Fund's duration. In addition, the Funds' durations are often lengthened as we implement strategies to maintain or improve call protection within a portfolio.

As of June 30, 2000, the durations of NQP and NPY were 9.19 and 12.85, respectively, compared with the unleveraged Lehman index's 7.50. We believe the longer durations and call protection of these Funds should help to strengthen the relative stability of their common share dividends over the long term and position the Funds to benefit from any market recovery.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
Over the past 12 months, the uncertainty of the economic environment, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including the Nuveen Pennsylvania Exchange-Traded


1 The performance of NQP and NPY is compared with that of the national Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the eight funds in the Lipper Pennsylvania Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 33%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

Funds. As shown in the charts on the individual Performance Overview pages, the Funds' share prices declined over the past year. Since the declines in share price were greater than the declines in the Funds' NAVs, NQP saw its premium (share price above NAV) move to a very slight discount (share price below NAV), while the discount on NPY widened over the past 12 months. With the market prices of these Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of NQP and NPY.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN PENNSYLVANIA FUNDS DURING THE FISCAL YEAR ENDED JUNE 30, 2000?
The past 12 months represented a challenging period for all fixed-income investments. In addition, the extremely tight supply of new issuance in the Pennsylvania municipal market over the past six months kept trading to a minimum. However, we did take advantage of several selected opportunities to strengthen the Funds' long-term dividend-paying capabilities, extend call protection, and enhance tax efficiency by offsetting capital gains with capital losses.

Primarily we focused on selling bonds in demand by individual investors at attractive prices, including pre-refunded bonds and bonds with short call dates, in order to reinvest in more research-intensive issues with higher coupons and/or better call protection. We also continued to carefully watch the healthcare sector, which has been under considerable pressure from consolidation, financial constraints, and the fallout from the AHERF bankruptcy. In our opinion, these conditions created several opportunities to purchase healthcare sector bonds that carried very attractive prices relative to our estimation of their underlying value. This is an area where we rely on Nuveen Research for expert assessments, both on an industry and individual issuer level.

As of June 30, 2000, NQP and NPY offered excellent credit quality, with 89% and 84% of their assets, respectively, invested in bonds rated AAA/U.S. guaranteed and AA. NQP also had a 4% allocation to BBB/non-rated bonds, while NPY carried a 10% allocation to this credit sector. Over the past year, lower quality bonds generally provided higher yields, especially as credit spreads widened in recent months.


WHAT IS YOUR OUTLOOK FOR THE NUVEEN PENNSYLVANIA FUNDS?
In terms of bond calls, NPY currently offers excellent levels of call protection, with only 3% of its portfolio subject to calls between now and the end of 2001. NQP also is well protected for the remainder of 2000, with less than 1% of the portfolio callable over the next six months. However, this Fund, which reaches its 10-year anniversary in February 2001, will soon begin to see the increased potential for calls normally associated with this part of the bond market cycle. In 2001, approximately 41% of NQP's portfolio could be called. We plan to manage through this period using strategies such as selling bonds with short calls, evaluating each sale on a case-by-case basis in light of market conditions at the time. We will also continue to closely monitor the market for opportunities to add bonds that extend call protection.

Going forward, we plan to focus on the same strategies that we have emphasized over the past year, including strengthening dividend-payment capabilities. The portfolio turnover in NQP due to bond calls should provide us with several opportunities to enhance the structure of this Fund. We will also continue to keep a close eye on the healthcare sector. We believe the successful completion of the previously mentioned West Penn Allegheny Health System deal could go a long way toward removing the cloud that currently hangs over Pennsylvania's healthcare sector.

Overall, we expect the market to continue to work its way through a period of uncertainty that may last beyond the fall elections. Opportunities often arise in these types of markets, and we are ready to take advantage of developing situations. We believe both NQP and NPY continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NQP


Nuveen Pennsylvania Investment Quality Municipal Fund

Performance OVERVIEW As of June 30, 2000

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                2/91
--------------------------------------------------
Share Price                               $14  3/8
--------------------------------------------------
Net Asset Value                             $14.39
--------------------------------------------------
Market Yield                                 6.34%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.46%
--------------------------------------------------
Fund Net Assets ($000)                    $363,525
--------------------------------------------------
Average Effective Maturity (Years)           13.80
--------------------------------------------------
Leverage-Adjusted Duration                    9.19
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -7.39%         0.94%
--------------------------------------------------
5-Year                         5.03%         4.86%
--------------------------------------------------
Since Inception                6.17%         7.21%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                41%
--------------------------------------------------
Education and Civic Organization               11%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
Housing/Single-Family                          11%
--------------------------------------------------
Transportation                                  6%
--------------------------------------------------

BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share2
7/99                                0.084
8/99                                0.084
9/99                                0.084
10/99                               0.084
11/99                               0.084
12/99                               0.081
1/00                                0.081
2/00                                0.081
3/00                                0.081
4/00                                0.081
5/00                                0.081
6/00                                0.076


LINE CHART:
Share Price Performance
7/2/99                              16.94
                                    17.06
                                    17.13
                                    17.13
                                    17
                                    16.69
                                    16.25
                                    16.25
                                    15.88
                                    15.69
                                    15.38
                                    15.25
                                    15.25
                                    15.44
                                    15.13
                                    15.13
                                    14.94
                                    15.19
                                    14.75
                                    14.44
                                    14.5
                                    13.69
                                    13.06
                                    13.63
                                    13.25
                                    14.06
                                    14
                                    13.88
                                    14.31
                                    14.44
                                    14
                                    14
                                    13.69
                                    13.63
                                    13.56
                                    13.5
                                    13.94
                                    14.13
                                    13.81
                                    13.56
                                    13.5
                                    13.69
                                    13.88
                                    13.63
                                    13.56
                                    13.69
                                    13.81
                                    13.63
                                    13.69
                                    14
6/30/00                             14.38

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders capital gains distributions in December 1999 of $0.073 per share.

NPY


Nuveen Pennsylvania Premium Income Municipal Fund 2

Performance OVERVIEW As of June 30, 2000


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                3/93
--------------------------------------------------
Share Price                               $12  3/8
--------------------------------------------------
Net Asset Value                             $13.48
--------------------------------------------------
Market Yield                                 6.30%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.13%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.40%
--------------------------------------------------
Fund Net Assets ($000)                    $330,425
--------------------------------------------------
Average Effective Maturity (Years)           18.08
--------------------------------------------------
Leverage-Adjusted Duration                   12.85
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -3.87%         0.21%
--------------------------------------------------
5-Year                         5.29%         6.06%
--------------------------------------------------
Since Inception                3.28%         5.09%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Education and Civic Organization               13%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------

BAR CHART:
1999-2000 Monthly Tax-Free Dividends Per Share2

7/99                                0.0675
8/99                                0.0675
9/99                                0.0675
10/99                               0.0675
11/99                               0.0675
12/99                               0.0675
1/00                                0.0675
2/00                                0.0675
3/00                                0.0675
4/00                                0.0675
5/00                                0.0675
6/00                                0.065



LINE CHART:
Share Price Performance
7/2/99                              13.81
                                    14
                                    14
                                    13.88
                                    13.94
                                    13.75
                                    13.25
                                    13.44
                                    13.31
                                    13.38
                                    13.13
                                    12.81
                                    12.88
                                    13.13
                                    12.81
                                    12.31
                                    12.63
                                    13.13
                                    12.81
                                    12.75
                                    12.63
                                    12
                                    11.38
                                    11.88
                                    12
                                    12.19
                                    12.06
                                    11.88
                                    12.25
                                    12.56
                                    12.13
                                    11.81
                                    11.81
                                    12
                                    11.75
                                    11.63
                                    11.75
                                    11.94
                                    12.19
                                    12.25
                                    11.88
                                    12.38
                                    12
                                    11.94
                                    11.69
                                    11.81
                                    12.13
                                    12.31
                                    12.25
                                    12.19
6/30/00                             12.38

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders capital gains distributions in December 1999 of $0.015 per share.

Report of INDEPENDENT AUDITORS



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2 as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2 at June 30, 2000, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP


Chicago, Illinois
August 18, 2000


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

                            Portfolio of INVESTMENTS June 30, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 1.4%

$       6,250   The Pollution Control Financing Authority of Salem County            11/01 at 102            AA-        $  6,375,125
                 (New Jersey), Waste Disposal Revenue Bonds (E.I.
                 du Pont de Nemours and Company - Chambers Works Project),
                 1991 Series A, 6.500%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.1%

        5,000   New Jersey Economic Development Authority, Economic Development      12/01 at 100            N/R           5,024,550
                 Revenue Bonds (J and J Snack Foods Corporation of New Jersey
                 Project), Series 1991, 7.250%, 12/01/05 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.2%

        4,390   Higher Education Student Assistance Authority of the State of         6/10 at 101            AAA           4,507,564
                 New Jersey, Student Loan Revenue Bonds, 2000 Series A,
                 6.125%, 6/01/17 (Alternative Minimum Tax)

        3,000   New Jersey Economic Development Authority, School Revenue             2/08 at 101            N/R           2,746,680
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

        1,575   New Jersey Educational Facilities Authority, Seton Hall University    7/01 at 102             A-           1,644,820
                 Project Revenue Bonds, 1991 Series, Project D, 7.000%, 7/01/21

                New Jersey Educational Facilities Authority, Saint Peters
                College Issue Revenue Bonds, 1998 Series B:
        1,000    5.375%, 7/01/18                                                      7/08 at 102            BBB             901,740
        1,750    5.500%, 7/01/27                                                      7/08 at 102            BBB           1,540,683

        1,250   New Jersey Educational Facilities Authority, Seton Hall               7/08 at 101            AAA           1,135,813
                 University Project Revenue Refunding Bonds, 1998 Series Project F,
                 5.000%, 7/01/21

          195   Higher Education Student Assistance Authority of the State of         7/01 at 102              A             201,887
                 New Jersey, Senior Student Loan Revenue Bonds, 1991 Series A,
                 7.200%, 7/01/09 (Alternative Minimum Tax)

        5,685   New Jersey Higher Educational Assistance Authority, Student Loan      6/07 at 102            AAA           5,787,216
                 Revenue Bonds, New Jersey Class Loan Program, Series 1997 A,
                 5.800%, 6/01/16 (Alternative Minimum Tax)

                Rutgers, The State University (The State University of New
                Jersey), General Obligation Refunding Bonds, 1992 Series A:
        2,900    6.500%, 5/01/13                                                      5/02 at 102             AA           3,035,401
        1,725    6.500%, 5/01/18                                                      5/02 at 102             AA           1,799,330


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.8%

        8,000   Pollution Control Financing Authority of Middlesex County            12/02 at 102            N/R           8,216,880
                 (New Jersey), Pollution Control Revenue Refunding Bonds,
                 Series 1992 (Amerada Hess Corporation Project), 6.875%, 12/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.6%

        9,300   New Jersey Health Care Facilities Financing Authority, Revenue        7/01 at 102            AAA           9,678,417
                 Bonds, Centrastate Medical Center Issue, Series 1991A,
                 6.625%, 7/01/11

        2,070   New Jersey Health Care Facilities Financing Authority, Revenue        7/01 at 102            AAA           2,148,619
                 Bonds, Robert Wood Johnson University Hospital, Series B,
                 6.625%, 7/01/16

        4,350   New Jersey Health Care Facilities Financing Authority, Revenue        7/01 at 102            AAA           4,507,557
                 Bonds, Mercer Medical Center Issue, Series 1991, 6.500%, 7/01/10

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Atlantic City Medical Center Issue, Series C:
        3,600    6.800%, 7/01/05                                                      7/02 at 102             A-           3,783,744
        2,800    6.800%, 7/01/11                                                      7/02 at 102             A-           2,928,688

        2,535   New Jersey Health Care Facilities Financing Authority, Revenue        7/03 at 102           Baa2           2,342,365
                 Bonds, Deborah Heart and Lung Center Issue, Series of 1993,
                 6.200%, 7/01/13

        4,320   New Jersey Health Care Facilities Financing Authority, Revenue        7/08 at 101            Aaa           3,851,410
                 and Refunding Bonds (Saint Barnabas Medical Center/West Hudson
                 Hospital Obligated Group), Series 1998A, 5.000%, 7/01/23

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,200   New Jersey Health Care Facilities Financing Authority, Revenue        7/02 at 102           Baa3        $  1,241,268
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06

        4,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101            AAA           3,690,320
                 Bonds, Meridian Health System Obligated Group Issue,
                 Series 1999, 5.250%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.8%

        3,790   The Hudson County Improvement Authority, Multifamily Housing          6/04 at 100             AA           3,900,668
                 Revenue Bonds, Series 1992 A (Conduit Financing - Observer
                 Park Project), 6.900%, 6/01/22 (Alternative Minimum Tax)

        1,385   Housing Finance Corporation of the City of Long Branch, Long         10/00 at 100            N/R           1,391,440
                 Branch, New Jersey, Section 8 Assisted Housing Revenue
                 Bonds, Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

       12,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/01 at 102            AAA          12,490,320
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project - FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/05 at 102            AAA           4,544,730
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/06 at 102            AAA           4,549,455
                 Housing Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
        3,000    6.800%, 11/01/05                                                    11/01 at 102            AA+           3,101,550
        2,500    6.900%, 11/01/07                                                    11/01 at 102            AA+           2,587,800
        4,700    6.950%, 11/01/08                                                    11/01 at 102            AA+           4,868,025
        1,000    7.100%, 11/01/11                                                    11/01 at 102            AA+           1,037,660

        9,650   New Jersey Housing and Mortgage Finance Agency, Housing               5/02 at 102             A+          10,104,708
                 Revenue Bonds, 1992 Series A, 6.950%, 11/01/13

        1,810   New Jersey Housing and Mortgage Finance Agency, Housing              11/02 at 102             A+           1,883,866
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

        2,743   Housing Authority of the City of Newark, New Jersey, Housing         10/09 at 102            Aaa           2,781,929
                 Revenue Bonds (GNMA Collateralized - Fairview Apartments
                 Project), 2000 Series A, 6.400%, 10/20/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.5%

        5,500   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/00 at 102            AAA           5,550,930
                 Revenue Bonds, 1990 Series F-2, 6.300%, 4/01/25
                 (Alternative Minimum Tax)

        2,605   New Jersey Housing and Mortgage Finance Agency, Home Buyer       10/05 at 101 1/2            AAA           2,645,456
                 Revenue Bonds, 1995 Series O, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        4,500   New Jersey Housing and Mortgage Finance Agency, Home Buyer        4/07 at 101 1/2            AAA           4,481,370
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

       10,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer       10/07 at 101 1/2            AAA           9,913,700
                 Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)

       12,000   Puerto Rico Housing Finance Corporation, Homeownership               12/08 at 101            AAA          10,454,040
                 Mortgage Revenue Bonds (GNMA-Guaranteed Mortgage
                 Loans), 1998 Series A, 5.200%, 12/01/32 (Alternative Minimum Tax)

          710   Puerto Rico Housing Finance Corporation, Single Family Mortgage      10/01 at 102            AAA             726,813
                 Revenue Bonds, Portfolio One, Series C, 6.750%, 10/15/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.9%

        1,110   Township of East Brunswick in the County of Middlesex,                4/03 at 101            Aa2           1,098,656
                 New Jersey, General Obligation Refunding Bonds, Series 1993,
                 5.125%, 4/01/13

                County of Essex, New Jersey, General Obligation Refunding Bonds
                of 1996, Tax-Exempt Bonds of 1996, Series A-1:
        3,000    6.000%, 11/15/07                                                    No Opt. Call            Aaa           3,208,710
        1,000    5.000%, 11/15/11                                                    11/07 at 101            Aaa             990,120

        2,320   City of Hoboken, Fiscal Year Adjustment General Obligation Bonds,    No Opt. Call            AAA           2,806,643
                 Series 1991, 8.900%, 8/01/06

        5,250   Township of Howell in the County of Monmouth, New Jersey,             1/02 at 102            AAA           5,494,755
                 General Obligation Refunding Bonds, Series 1991, 6.800%, 1/01/14

        3,675   The City of New Jersey (Hudson County, New Jersey), Fiscal Year      No Opt. Call            AAA           4,314,413
                 Adjustment Bonds, Series B 1991, 8.400%, 5/15/06


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   The Monmouth County Improvement Authority (Monmouth County,           7/07 at 101            AAA        $  1,019,190
                 New Jersey), Revenue Bonds,  Series 1997 (Howell Township
                 Board of Education Project), 5.800%, 7/15/17

        2,000   Town of Morristown in the County of Morris, New Jersey,               8/05 at 102            AAA           2,157,240
                 General Obligation Refunding Bonds, Series 1995, 6.500%, 8/01/19

        8,000   State of New Jersey, General Obligation Refunding Bonds,              8/09 at 100            AA+           8,054,240
                 Series F, 5.250%, 8/01/12

        5,000   State of New Jersey, General Obligation Bonds, Various Series,    8/02 at 101 1/2            AA+           5,239,000
                 6.375%, 8/01/11

                State of New Jersey, General Obligation Bonds, Series D:
        4,000    5.750%, 2/15/06                                                     No Opt. Call            AA+           4,184,120
        5,000    6.000%, 2/15/11                                                     No Opt. Call            AA+           5,371,650

          900   Township of West Deptford, County of Gloucester, New Jersey,          3/06 at 102            AAA             896,022
                 General Obligation Bonds, Series of 1996, 5.250%, 3/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.7%

        3,400   The Bergen County Utilities Authority, 1998 Water Pollution Control  12/07 at 101            AAA           3,246,558
                 System Revenue Bonds, Series A, 5.000%, 12/15/14

        1,000   The Board of Education of the Town of Dover in the County of         12/01 at 100            AAA           1,022,920
                 Morris, New Jersey, as Lessee, Certificates of Participation,
                 6.600%, 6/01/11

       10,000   The Essex County Improvement Authority (Essex County,                10/10 at 100            Aaa          10,303,900
                 New Jersey), County of Essex General Obligation Guaranteed
                 Lease Revenue Bonds, Series 2000 (County Correctional Facility
                 Project), 6.000%, 10/01/25

        2,535   The Board of Education of the Township of Mansfield in the County     3/06 at 102            AAA           2,610,797
                 of Warren, New Jersey, Certificates of Participation,
                 5.900%, 3/01/15

        4,000   New Jersey Economic Development Authority, Lease Revenue Bonds,      11/08 at 101            Aaa           3,438,320
                 Series 1998 (Bergen County Administration Complex),
                 4.750%, 11/15/26

        2,045   New Jersey Sports and Exposition Authority, State Contract            3/02 at 102             AA           2,132,546
                 Bonds, 1992 Series A, 6.500%, 3/01/19

        1,895   North Bergen Township Municipal Utility Authority, Sewer             No Opt. Call            AAA           2,287,076
                 Revenue Refunding Bonds, Series 1993, 7.875%, 12/15/09

        1,250   The Ocean County Utilities Authority (New Jersey), Wastewater         1/11 at 101            Aa2           1,139,900
                 Revenue Bonds, Refunding Series 2000, 5.000%, 1/01/18
                 (WI, settling 12/28/00)

        4,000   Passaic Valley Sewerage Commissioners (State of New Jersey),         12/02 at 102            AAA           4,041,480
                 Sewer System Bonds, Series D, 5.800%, 12/01/18

        1,180   The Raritan Township Municipal Utilities Authority (Hunterdon         5/02 at 102             A+           1,232,239
                 County, New Jersey) (Secured by a Service Contract with the
                 Township of Raritan), Revenue Bonds, Series 1992 (Bank Qualified),
                 6.450%, 5/01/12

        1,175   The South Toms River Sewerage Authority (Ocean County,               11/02 at 102            N/R           1,208,864
                 New Jersey), Sewer Refunding Revenue Bonds, Series 1992,
                 (Bank-Qualified), 7.400%, 11/01/05

        2,000   The Board of Education of the Township of West Orange in the         10/09 at 101            Aaa           2,066,760
                 County of Essex, New Jersey, Certificates of Participation,
                 6.000%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.1%

        3,275   Delaware River and Bay Authority (New Jersey and Delaware),           1/10 at 101            AAA           3,284,563
                 Revenue Bonds, Series 2000A, 5.750%, 1/01/29

        7,000   Delaware River Port Authority (New Jersey and Pennsylvania),          1/06 at 102            AAA           6,790,070
                 Revenue Bonds, Series of 1995, 5.500%, 1/01/26

        3,500   Delaware River Port Authority (New Jersey and Pennsylvania),          1/10 at 100            AAA           3,524,185
                 Revenue Bonds, Series of 1999, 5.750%, 1/01/22

        3,000   New Jersey Economic Development Authority, Economic                  11/01 at 102           Baa1           3,031,410
                 Development Bonds (American Airlines, Inc. Project),
                 7.100%, 11/01/31 (Alternative Minimum Tax)

        3,000   New Jersey Highway Authority (Garden State Parkway), Senior           1/10 at 101            AA-           2,957,490
                 Parkway Revenue Refunding Bonds, 1999 Series, 5.625%, 1/01/30

        3,065   New Jersey Highway Authority (Garden State Parkway),                  1/02 at 102            AA-           3,183,738
                 Senior Parkway Revenue Refunding Bonds, 1992 Series,
                 6.250%, 1/01/14

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991 C:
$       9,000    6.500%, 1/01/08                                                     No Opt. Call            AAA        $  9,850,680
        2,100    6.500%, 1/01/16                                                     No Opt. Call             A-           2,312,772

        9,275   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                1/10 at 100            AAA           9,061,582
                 Series 2000A, 5.500%, 1/01/25

        3,150   The Port Authority of New York and New Jersey, Consolidated           7/04 at 101            AA-           3,199,046
                 Bonds, Ninety-Fifth Series, 6.125%, 7/15/29
                 (Alternative Minimum Tax)

        4,300   The Port Authority of New York and New Jersey, Special Project        6/02 at 102           BBB-           4,496,553
                 Bonds, Series 1R Delta Air Lines, Inc. Project, LaGuardia Airport
                 Passenger Terminal, 6.950%, 6/01/08

       12,130   The Port Authority of New York and New Jersey, Special Project       12/07 at 100            AAA          12,009,428
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.7%

        1,500   The Board of Education of the Township of Bedminster in the           3/01 at 102          A1***           1,556,445
                 County of Somerset, New Jersey, Certificates of Participation,
                 7.125%, 9/01/10 (Pre-refunded to 3/01/01)

        7,000   The Bergen County Utilities Authority, 1992 Water Pollution           6/02 at 102            AAA           7,373,310
                 Control System Revenue Bonds, Series A, 6.500%, 12/15/12
                 (Pre-refunded to 6/15/02)

        7,800   County of Essex, New Jersey, Fiscal Year Adjustment Bonds,           12/01 at 101            AAA           8,089,224
                 Series 1991, 6.500%, 12/01/11 (Pre-refunded to 12/01/01)

        4,095   The Board of Education of the Township of Evesham in the              9/01 at 102            AAA           4,286,237
                 County of Burlington, New Jersey, Certificates of Participation,
                 6.875%, 9/01/11 (Pre-refunded to 9/01/01)

        8,200   The City of Jersey City (Hudson County, New Jersey), Fiscal           5/01 at 102            AAA           8,517,422
                 Year Adjustment Bonds, Series A 1991, 6.600%, 5/15/11
                 (Pre-refunded to 5/15/01)

          950   The Mercer County Improvement Authority, Mercer County,              11/00 at 102         Aa2***             975,840
                 New Jersey, Revenue Bonds (County Courthouse Project),
                 Series 1991, 6.600%, 11/01/14 (Pre-refunded to 11/01/00)

        3,500   The Monmouth County Improvement Authority (Monmouth County,           2/01 at 102            AAA           3,617,950
                 New Jersey), Sewage Facilities Revenue Refunding Bonds,
                 Series 1991, 6.750%, 2/01/13 (Pre-refunded to 2/01/01)

        5,600   New Jersey Economic Development Authority, Lease Rental Bonds,        3/02 at 102            AAA           5,901,672
                 1992 Series (Liberty State Park Project), 6.800%, 3/15/22
                 (Pre-refunded to 3/15/02)

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Barnert Hospital (FHA-Insured Mortgage), Series B:
          295    6.750%, 8/01/11 (Pre-refunded to 2/01/01)                            2/01 at 102         Aa2***             304,835
        2,845    6.800%, 8/01/19 (Pre-refunded to 2/01/01)                            2/01 at 102         Aa2***           2,940,677

        4,875   New Jersey Health Care Facilities Financing Authority, Revenue        7/01 at 102            AAA           5,085,210
                 Bonds, St. Peter's Medical Center Issue, Series E,
                 6.875%, 7/01/11 (Pre-refunded to 7/01/01)

        7,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/01 at 102            AAA           7,803,375
                 Bonds, JFK Health Systems Obligated Group Issue, Series 1991,
                 6.600%, 7/01/08 (Pre-refunded to 7/01/01)

        5,025   New Jersey Health Care Facilities Financing Authority, Revenue        7/01 at 102         N/R***           5,224,543
                 Bonds, Pascack Valley Hospital Association Issue, Series 1991,
                 6.700%, 7/01/11 (Pre-refunded to 7/01/01)

           90   New Jersey Health Care Facilities Financing Authority, Refunding      2/01 at 100         Aa2***              91,246
                 Revenue Bonds, Barnett Hospital (FHA-Insured Mortgage),
                 Series B, 6.750%, 8/01/11 (Pre-refunded to 2/01/01)

        1,845   New Jersey Health Care Facilities Financing Authority, Revenue        7/02 at 102        Baa3***           1,954,962
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

        3,800   New Jersey Economic Development Authority, Revenue Bonds              6/01 at 102            Aaa           3,958,232
                 (New Jersey Performing Arts Center  Site Acquisition Project),
                 1991 Series, 6.750%, 6/15/12 (Pre-refunded to 6/15/01)

                State of New Jersey, General Obligation Bonds (Various Bonds):
        8,200    6.750%, 9/15/07 (Pre-refunded to 9/15/01)                        9/01 at 101 1/2         AA+***           8,538,742
          850    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                        9/01 at 101 1/2         AA+***             885,590

          400   New Jersey Sports and Exposition Authority, State Contract Bonds,     3/02 at 102            AAA             419,364
                 1992 Series A, 6.500%, 3/01/19 (Pre-refunded to 3/01/02)

                New Jersey Educational Facilities Authority, Seton Hall
                University Project Revenue Bonds, 1991 Series, Project D:
          500    6.875%, 7/01/10 (Pre-refunded to 7/01/01)                            7/01 at 102          A-***             521,305
          925    7.000%, 7/01/21 (Pre-refunded to 7/01/01)                            7/01 at 102              A             966,005

                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                                    Portfolio of INVESTMENTS June 30, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$         435   New Jersey Highway Authority (Garden State Parkway), Senior           1/02 at 102         AA-***        $    453,140
                 Parkway Revenue Refunding Bonds, 1992 Series,
                 6.250%, 1/01/14 (Pre-refunded to 1/01/02)

        6,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/01 at 102            AAA           6,281,100
                 Series P, 7.000%, 7/01/11 (Pre-refunded to 7/01/01)

        2,450   University of Medicine and Dentistry of New Jersey Bonds,            12/01 at 102         AA-***           2,562,823
                 Series E, 6.500%, 12/01/18 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.5%

        3,700   Pollution Control Financing Authority of Camden County               12/01 at 102             B2           3,545,673
                 (Camden County, New Jersey), Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds, Series 1991B,
                 7.500%, 12/01/09 (Alternative Minimum Tax)

        3,500   Pollution Control Financing Authority of Camden County (Camden       12/01 at 102             B2           3,354,680
                 County, New Jersey), Solid Waste Disposal and Resource
                 Recovery System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

          400   New Jersey Economic Development Authority, Adjustable -               7/01 at 103             A2             418,772
                 Fixed Rate Pollution Control Revenue Bonds, 1985 Series
                 (Jersey Central Power and Light Company Project), 7.100%, 7/01/15

        8,950   Puerto Rico Electric Power Authority, Power Revenue Refunding     7/09 at 101 1/2            AAA           9,043,170
                 Bonds, Series FF, 5.250%, 7/01/13

        5,000   Puerto Rico Electric Power Authority, Power Revenue Refunding        No Opt. Call            AAA           5,674,700
                 Bonds, Series Y, 7.000%, 7/01/07

        3,000   The Union County Utilities Authority (New Jersey), Solid Waste        6/08 at 101            AAA           2,661,210
                 Facility Senior Lease Revenue Bonds (Ogden Martin Systems of
                 Union, Inc. Lessee), Series 1998 A, 5.000%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.2%

                Cape May County Municipal Utilities Authority, Sewer Revenue
                Refunding Bonds, Series 1992-A:
        2,000    6.000%, 1/01/11                                                      1/03 at 102            AAA           2,080,560
        7,600    5.750%, 1/01/16                                                      1/03 at 102            AAA           7,697,506

        5,000   New Jersey Economic Development Authority, Water Facilities          No Opt. Call            N/R           5,004,900
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1991, 7.400%, 11/01/01 (Alternative Minimum Tax)

        7,500   New Jersey Economic Development Authority, Water Facilities           5/06 at 102            AAA           7,575,300
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)

        6,250   New Jersey Economic Development Authority, Water Facilities           7/08 at 102            AAA           5,641,310
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     440,898   Total Investments (cost $440,406,214) - 99.5%                                                            448,379,203
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                       2,431,085
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $450,810,288
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                            Portfolio of INVESTMENTS June 30, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 0.4%

$         930   New Jersey Economic Development Authority, Economic Growth           12/03 at 102            Aa3        $    937,580
                 Bonds, Composite Issue, 1992 Second Series T, 5.300%, 12/01/07
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.4%

                Higher Education Student Assistance Authority of the State of
                New Jersey, Student Loan Revenue Bonds, 2000 Series A:
        3,180    5.700%, 6/01/08 (Alternative Minimum Tax)                           No Opt. Call            AAA           3,274,700
        2,140    6.000%, 6/01/15 (Alternative Minimum Tax)                            6/10 at 101            AAA           2,192,409

        3,450   New Jersey Economic Development Authority, Economic                  No Opt. Call            N/R           3,786,410
                 Development Bonds (Yeshiva Ktana of Passaic - 1992 Project),
                 8.000%, 9/15/18

        3,000   New Jersey Economic Development Authority, School Revenue             2/08 at 101            N/R           2,746,680
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

          755   New Jersey Educational Facilities Authority, Revenue Bonds,           7/00 at 100              A             756,208
                 Trenton State College Issue, Series 1976 D, 6.750%, 7/01/08

        2,095   New Jersey Educational Facilities Authority, Refunding Revenue        7/02 at 102            AAA           2,182,613
                 Bonds, Trenton State College Issue, Series 1992E, 6.000%, 7/01/09

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/04 at 102            AAA           1,019,390
                 New Jersey Institute of Technology Issue, Series 1994A,
                 6.000%, 7/01/24

        3,330   New Jersey Educational Facilities Authority, Revenue Bonds,           7/06 at 101            AAA           3,374,222
                 Montclair State University, Series 1996-C (Dormitory/Cafeteria
                 Facility), 5.400%, 7/01/12

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/06 at 101            AAA           2,567,025
                 Rowan College of New Jersey Issue, Series 1996 E,
                 6.000%, 7/01/21

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/10 at 100            AAA           2,510,500
                 Princeton University, Series 2000E, 5.500%, 7/01/17 (DD)

          675   Higher Education Assistance Authority (State of New Jersey),          7/02 at 102             A+             690,215
                 Student Loan Revenue Bonds, 1992 Series A, New Jersey
                 Class Loan Program, 6.125%, 7/01/09 (Alternative Minimum Tax)

        2,250   Higher Education Assistance Authority (State of New Jersey),          6/09 at 101            AAA           2,135,925
                 Student Loan Revenue Bonds, 1999 Series A, 5.250%, 6/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.2%

          795   New Jersey Health Care Facilities Financing Authority, Refunding      8/04 at 102            AAA             836,539
                 Revenue Bonds, Wayne General Hospital Corporation Issue
                 (FHA-Insured Mortgage), Series B, 5.750%, 8/01/11

        2,000   New Jersey Health Care Facilities Financing Authority,                7/04 at 102            AAA           2,139,440
                 Revenue Bonds, Monmouth Medical Center Issue, Series C,
                 6.250%, 7/01/16

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series
                1994:
        1,015    7.000%, 7/01/03                                                     No Opt. Call            AAA           1,075,738
          800    7.000%, 7/01/04                                                     No Opt. Call            AAA             861,448

        7,000   Puerto Rico Industrial, Medical, Educational, and Environmental      12/03 at 103             A2           6,237,910
                 Pollution Control Facilities Financing  Authority, Adjustable Rate
                 Industrial Revenue Bonds, 1983 Series A (American Home Products
                 Corporation), 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.6%

          845   Housing Finance Corporation of the City of Long Branch,              10/00 at 100            N/R             848,929
                 Long Branch, New Jersey, Section 8 Assisted Housing Revenue
                 Bonds, Washington Manor Associates Ltd., 1980 Elderly Project,
                 10.000%, 10/01/11

        4,000   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/01 at 102            AAA           4,163,440
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project - FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       2,875   New Jersey Housing and Mortgage Finance Agency, Multifamily           5/05 at 102            AAA        $  2,903,578
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        7,000   New Jersey Housing and Mortgage Finance Agency,                  11/07 at 101 1/2            AAA           6,572,930
                 Multifamily Housing Revenue Bonds, 1997 Series A,
                 5.550%, 5/01/27 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                Bonds, 1992 Series A:
        2,365    6.700%, 5/01/05                                                      5/02 at 102             A+           2,455,674
        8,000    6.950%, 11/01/13                                                     5/02 at 102             A+           8,376,960

        2,370   New Jersey Housing and Mortgage Finance Agency, Housing              11/02 at 102             A+           2,466,720
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

        1,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer       10/05 at 101 1/2            AAA           1,014,390
                 Revenue Bonds, 1995 Series O, 6.300% 10/01/23
                 (Alternative Minimum Tax)

          525   New Jersey Housing and Mortgage Finance Agency, Home Buyer        4/06 at 101 1/2            AAA             520,496
                 Revenue Bonds, Series 1996-P, 5.650%, 4/01/14

        6,250   New Jersey Housing and Mortgage Finance Agency, Home Buyer        4/07 at 101 1/2            AAA           6,224,125
                 Revenue Bonds, 1996 Series S, 6.050% 10/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
        1,965    5.700%, 10/01/14 (Alternative Minimum Tax)                      10/07 at 101 1/2            AAA           1,986,477
        1,500    5.850%, 4/01/29 (Alternative Minimum Tax)                       10/07 at 101 1/2            AAA           1,487,055


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.3%

          775   New Jersey Economic Development Authority, Economic                  10/03 at 102             A+             772,396
                 Growth Bonds, Richard L. Tauber Composite Issue,
                 1993 Series H-2, 5.000%, 10/01/05 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.3%

        3,255   New Jersey Economic Development Authority                             4/03 at 103             A+           3,349,558
                 (Morris Hall/St. Lawrence, Inc. Project), Series 1993A,
                 6.150%, 4/01/13


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.4%

                State of New Jersey, General Obligation Bonds, Series D:
        2,760    5.750%, 2/15/06                                                     No Opt. Call            AA+           2,887,043
        4,000    5.800%, 2/15/07                                                     No Opt. Call            AA+           4,209,400
        2,500    6.000%, 2/15/11                                                     No Opt. Call            AA+           2,685,825
        1,560    6.000%, 2/15/13                                                     No Opt. Call            AA+           1,672,117

        4,000   County of Passaic, State of New Jersey, General Obligation           No Opt. Call            AAA           3,978,240
                 Refunding Bonds, Series 1993, 5.125%, 9/01/12

        5,000   Commonwealth of Puerto Rico, Public Improvement Bonds             7/05 at 101 1/2            AAA           5,015,700
                 of 1995 (General Obligation Bonds), 5.750%, 7/01/24

        1,800   The Township of Woodbridge in the County of Middlesex, State          7/09 at 102            Aaa           1,730,286
                 of New Jersey, Sewer Utility Bonds, Series 1999, 5.300%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.1%

        1,275   Camden County Improvement Authority (Camden County,                  10/05 at 102            AAA           1,286,960
                 New Jersey), County Guaranteed Lease Revenue Bonds,
                 Series of 1995, 5.625%, 10/01/15

        1,000   Hudson County Improvement Authority (State of New Jersey),        1/08 at 101 1/2            AAA             954,410
                 Utility System Revenue Bonds, Series 1997 (Harrison Franchise
                 Acquisition Project), 5.350%, 1/01/27

        1,000   The Jersey City Sewerage Authority (Hudson County,                   No Opt. Call            AAA           1,093,320
                 New Jersey), Sewer Revenue Refunding Bonds, Series 1993,
                 6.250%, 1/01/14

        2,000   New Jersey Economic Development Authority, Lease Revenue             11/08 at 101            Aaa           1,719,160
                 Bonds, Series 1998 (Bergen County Administration Complex),
                 4.750%, 11/15/26

        1,000   New Jersey Economic Development Authority, Revenue Bonds              8/03 at 102            AAA           1,009,060
                 (Public Schools Small Project Loan Program), Series 1993,
                 5.400%, 8/15/12

        1,500   New Jersey Economic Development Authority, Market                    No Opt. Call            AAA           1,618,035
                 Transition Facility Senior Lien Revenue Bonds, Series 1994A,
                 7.000%, 7/01/04

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   New Jersey Transit Corporation, Federal Transit Administration        9/09 at 100            AAA        $  2,116,560
                 Grants, Certificates of Participation, Series 2000A, 6.125%, 9/15/15

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, 1995 Series A:
          750    5.500%, 6/15/12                                                      6/05 at 102            AAA             764,513
        5,000    5.000%, 6/15/15                                                      6/05 at 102            AAA           4,744,750

        1,100   New Jersey Transportation Trust Fund Authority, Transportation        6/05 at 102            AAA           1,106,600
                 System Bonds, 1995 Series B, 5.500%, 6/15/15

        1,040   Passaic Valley Sewerage Commissioners (State of New Jersey),         12/02 at 102            AAA           1,067,841
                 Sewer System Bonds, Series D, 5.750%, 12/01/10

          510   The Board of Education of the Township of Piscataway                  6/03 at 102            AAA             516,844
                 in the County of Middlesex, New Jersey, Certificates of
                 Participation, 1993 Series, 5.375%, 12/15/10

        8,160   Puerto Rico Public Buildings Authority, Public Education          7/03 at 101 1/2              A           8,296,272
                 and Health Facilities Refunding Bonds, Series M, Guaranteed
                 by the Commonwealth of Puerto Rico, 5.750%, 7/01/15

        7,500   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,            8/09 at 101            AAA           7,545,975
                 5.500%, 8/01/17

        1,000   The Stony Brook Regional Sewerage Authority (Princeton,              No Opt. Call            AA-           1,026,770
                 New Jersey), Revenue Refunding Bonds, 1993 Series B,
                 5.450%, 12/01/12

        2,250   Western Monmouth Utilities Authority (Monmouth County,                2/05 at 102            AAA           2,286,383
                 New Jersey), Revenue Refunding Bonds, 1995 Series A,
                 5.600%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.1%

        5,000   Delaware River Port Authority (New Jersey), Port District Project     1/08 at 101            AAA           4,578,950
                 Bonds, Series B of 1998, 5.000%, 1/01/19

        4,245   Delaware River Port Authority (New Jersey and Pennsylvania),          1/06 at 102            AAA           4,117,692
                 Revenue Bonds, Series of 1995, 5.500%, 1/01/26

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991 C:
        1,000    6.500%, 1/01/08                                                     No Opt. Call             A-           1,081,520
        7,920    6.500%, 1/01/16                                                     No Opt. Call             A-           8,722,454

        5,690   New Jersey Turnpike Authority, Turnpike Revenue Bonds,               No Opt. Call            AAA           6,325,118
                 Series 1991C, 6.500%, 1/01/16

        2,495   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                1/10 at 100            AAA           2,437,590
                 Series 2000A, 5.500%, 1/01/25

        3,000   Port Authority of New York and New Jersey, Consolidated              10/04 at 101            AAA           3,187,530
                 Bonds, Ninety-Sixth Series, 6.600%, 10/01/23
                 (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated Bonds,
                Ninety-Ninth Series:
        1,200    5.750%, 11/01/09 (Alternative Minimum Tax)                           5/05 at 101            AAA           1,242,108
        2,500    5.750%, 11/01/14 (Alternative Minimum Tax)                           5/05 at 101            AAA           2,547,125

        1,500   Port Authority of New York and New Jersey, Consolidated Bonds,        7/06 at 101            AA-           1,533,915
                 One Hundred and Sixth Series, 6.000%, 7/01/16
                 (Alternative Minimum Tax)

        2,500   Port Authority of New York and New Jersey, Consolidated Bonds,        6/05 at 101            AAA           2,510,600
                 One Hundredth Series, 5.750%, 12/15/20

        2,000   Port Authority of New York and New Jersey, Consolidated Bonds,        6/05 at 101            AA-           1,948,260
                 One Hundred Twelfth Series, 5.250%, 12/01/13
                 (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6, JFK International Air Terminal LLC Project:
       10,000    5.750%, 12/01/22 (Alternative Minimum Tax)                          12/07 at 102            AAA           9,943,400
       11,000    5.750%, 12/01/25 (Alternative Minimum Tax)                          12/07 at 100            AAA          10,890,660


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.8%

        1,000   The Essex County Utilities Authority (Essex County, New Jersey),      4/06 at 102            AAA           1,053,650
                 Solid Waste System Revenue Bonds (Secured by a County
                 Deficiency Agreement with the County of Essex) (Solid Waste
                 System Revenue Bonds), 5.600%, 4/01/16 (Pre-refunded to 4/01/06)

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Trenton State College Issue, Series 1996 A:
        4,000    5.100%, 7/01/21 (Pre-refunded to 7/01/06)                            7/06 at 101            AAA           4,088,880
        3,750    5.125%, 7/01/24 (Pre-refunded to 7/01/06)                            7/06 at 101            AAA           3,838,163


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,595   New Jersey Turnpike Authority, Turnpike Revenue Bonds,               No Opt. Call            AAA        $  1,728,103
                 1984 Series, 10.375%, 1/01/03

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,        7/02 at 101 1/2            AAA           3,679,585
                 Series R, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

                Sparta Township School District, General Obligation Bonds
                (Unlimited Tax):
        1,100    5.800%, 9/01/19 (Pre-refunded to 9/01/06)                            9/06 at 100            AAA           1,156,562
        1,100    5.800%, 9/01/20 (Pre-refunded to 9/01/06)                            9/06 at 100            AAA           1,156,562
        1,100    5.800%, 9/01/21 (Pre-refunded to 9/01/06)                            9/06 at 100            AAA           1,156,562


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.0%

        4,510   Pollution Control Financing Authority of Camden County (Camden       No Opt. Call             B2           4,426,655
                 County, New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991 C, 7.125%, 12/01/01
                 (Alternative Minimum Tax)

        6,500   Pollution Control Financing Authority of Camden County (Camden       12/01 at 102             B2           6,116,825
                 County, New Jersey), Solid Waste Disposal and Resource
                 Recovery System Revenue Bonds, Series 1991 D,
                 7.250%, 12/01/10

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding     7/09 at 101 1/2            AAA           2,020,820
                 Bonds, Series FF, 5.250%, 7/01/13

        1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/05 at 100            AAA             951,760
                 Bonds, Series Z, 5.250%, 7/01/21

        2,350   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/05 at 100            AAA           2,292,355
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.0%

        5,250   Cape May County Municipal Utilities Authority, Sewer Revenue          1/03 at 102            AAA           5,317,358
                 Refunding Bonds, Series 1992-A, 5.750%, 1/01/16

        1,485   New Jersey Economic Development Authority, Water Facilities           8/01 at 102             A+           1,537,272
                 Refunding Bonds (Elizabeth Water Company Project),
                 1991 Series A, 6.700%, 8/01/21 (Alternative Minimum Tax)

        3,100   New Jersey Economic Development Authority, Water Facilities           3/04 at 102            AAA           3,114,351
                 Revenue Refunding Bonds (Hackensack Water Company Project),
                 1994 Series B, 5.900%, 3/01/24 (Alternative Minimum Tax)

        6,250   New Jersey Economic Development Authority, Water Facilities           7/08 at 102            AAA           5,641,310
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        7,000   The North Hudson Sewerage Authority (New Jersey), Sewer               8/06 at 101            AAA           6,468,630
                 Revenue Bonds, Series 1996, 5.125%, 8/01/22

        1,500   The Wanaque Valley Regional Sewerage Authority (Passaic              No Opt. Call            AAA           1,546,980
                 County, New Jersey), Sewer Revenue Refunding Bonds,
                 1993 Series B, Insured, 5.750%, 9/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     258,985   Total Investments (cost $257,512,369) - 98.9%                                                            260,159,049
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4%

$       1,000   New Jersey Economic Development Authority, Water Facilities                                 A-1+           1,000,000
=============    Revenue Refunding (Unit Water Co. of New Jersey Project),
                 Series 1996B, Variable Rate Demand Bonds, 4.700%, 11/01/25+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                       1,936,809
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $263,095,858
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
                            Portfolio of INVESTMENTS June 30, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER CYCLICALS - 3.0%

$      12,150   Pennsylvania Economic Development Finance Authority,                  6/09 at 102           BBB+        $ 10,972,544
                 Solid Waste Disposal Revenue Bonds (USG Corporation Project),
                 Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 11.0%

        2,000   Allegheny County Higher Education Building Authority                  9/08 at 102            BBB           1,708,900
                 (Commonwealth of Pennsylvania), College Revenue Bonds,
                 Series A of 1998 (Chatham College), 5.250%, 9/01/18

        3,000   Delaware County Authority (Commonwealth of Pennsylvania),            11/10 at 101             AA           2,972,460
                 Haverford College Revenue Bonds, Series of 2000,
                 5.750%, 11/15/29

        1,030   Delaware County Authority (Commonwealth of Pennsylvania),             8/01 at 100            AAA           1,053,103
                 University Revenue Bonds, Series of 1991 (Villanova University),
                 6.900%, 8/01/16

        1,000   The General Municipal Authority of the Borough of Harvey's           11/09 at 100              A             989,340
                 Lake, Pennsylvania, College Revenue Bonds (College Misericordia
                 Project), Series of 1999, 6.000%, 5/01/19

        1,450   Indiana County Industrial Development Authority, Pennsylvania,       11/06 at 100            AAA           1,433,862
                 Revenue Bonds (The Student Cooperative Association, Inc./Indiana
                 University of Pennsylvania Student Union Project),
                 Series 1999A, 5.875%, 11/01/29

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds (The Student Cooperative Association, Inc./Indiana
                University of Pennsylvania Student Union Project), Series 1999B:
          815    0.000%, 11/01/15                                                    No Opt. Call            AAA             342,675
          815    0.000%, 11/01/16                                                    No Opt. Call            AAA             320,784
          815    0.000%, 11/01/17                                                    No Opt. Call            AAA             299,936
          815    0.000%, 11/01/18                                                    No Opt. Call            AAA             280,621
          815    0.000%, 11/01/19                                                    No Opt. Call            AAA             262,291

        2,750   Northeastern Pennsylvania Hospital and Education Authority,          10/08 at 100            AAA           2,313,795
                 Luzerne County, Pennsylvania, School Revenue Bonds,
                 Series of 1998 (Wyoming Seminary Project), 4.750%, 10/01/28

        4,970   Pennsylvania Higher Education Assistance Agency, Student Loan        No Opt. Call            AAA           5,014,581
                 Adjustable Rate Tender Revenue Refunding Bonds, 1985 Series A,
                 6.800%, 12/01/00

        4,000   Pennsylvania Higher Education Assistance Agency, Student              9/01 at 102            AAA           4,268,240
                 Loan Revenue Bonds, Fixed Rate Bonds, 1991 Series C,
                 7.150%, 9/01/21 (Alternative Minimum Tax)

        3,000   Pennsylvania Higher Education Assistance Agency, Student              9/02 at 102            AAA           3,058,080
                 Loan Revenue Bonds, Fixed Rate Bonds, 1992 Series C,
                 6.400%, 3/01/22 (Alternative Minimum Tax)

        3,825   The Pennsylvania State University, Refunding Bonds,                   3/01 at 102            AA-           3,972,683
                 Series 1992, 6.250%, 3/01/11

        2,900   Scranton-Lackawanna Health and Welfare Authority,                     3/02 at 102             A-           3,012,288
                 City of Scranton, Lackawanna County, Pennsylvania, University
                 Revenue Bonds (University of Scranton Project), 1992 Series A,
                 6.500%, 3/01/13

        8,445   Swarthmore Borough Authority (Borough of Swarthmore,                  9/08 at 100            Aaa           7,464,789
                 Pennsylvania), Swarthmore College Revenue  Bonds,
                 Series of 1998, 5.000%, 9/15/28

          405   The General Municipal Authority of the City of Wilkes-Barre          12/02 at 102            N/R             427,263
                 (Pennsylvania), College Misericordia Revenue Bonds,
                 Refunding Bonds, Series B of 1992, 7.750%, 12/01/12

          645   The General Municipal Authority of the City of Wilkes-Barre          12/00 at 100            N/R             698,438
                 (Pennsylvania), College Misericordia Revenue Bonds,
                 Refunding Bonds, Series A of 1992, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 2.6%

        3,520   The Hospitals and Higher Education Facilities Authority              12/01 at 102            AAA           3,684,454
                 of Philadelphia, Hospital Revenue Refunding Bonds,
                 Series of 1991 (Magee Rehabilitation Hospital Project),
                 7.000%, 12/01/10

        5,500   Health Care Facilities Authority of Sayre, Variable Rate Hospital     6/01 at 103            AAA           5,770,930
                 Revenue Bonds (VHA of Pennsylvania, Inc. - Capital Asset
                 Financing Program), Series of 1985E (Guthrie Healthcare System
                 Conversion), 7.200%, 12/01/20


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 0.3%

$         990   Urban Redevelopment Authority of Pittsburgh, Redevelopment            2/02 at 102              A        $  1,012,919
                 Mortgage Revenue Bonds, 1992 Series C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 10.4%

        1,995   Allegheny County Residential Finance Authority, Single               11/08 at 102            Aaa           1,798,153
                 Family Mortgage Revenue Bonds, 1998 Series DD-2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)

       10,250   Allegheny County Residential Finance Authority, Single Family        No Opt. Call            Aaa           1,454,475
                 Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                 (Alternative Minimum Tax)

          170   Redevelopment Authority of the City of Altoona (Altoona,             12/01 at 102             A3             174,318
                 Pennsylvania), Home Improvement Loan Revenue Bonds,
                 Series of 1991 (Cities of Altoona and Meadville Program)
                 (FHA Title 1 Insured Loans), 7.150%, 12/01/09
                 (Alternative Minimum Tax)

        1,545   Redevelopment Authority of the County of Berks (Pennsylvania),       No Opt. Call             A+           1,584,258
                 Senior Single Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

        3,430   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/02 at 102            AA+           3,508,856
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/02 at 102            AA+           1,037,190
                 Revenue Bonds, Series 1992-34B, 7.000%, 4/01/24
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/05 at 102            AA+           2,007,860
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102            AA+             997,360
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25
                 (Alternative Minimum Tax)

        5,725   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102            AA+           5,821,924
                 Revenue Bonds, Series 1996-49, 6.450%, 4/01/25
                 (Alternative Minimum Tax)

        4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102            AA+           4,115,240
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102            AA+           5,032,950
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage      10/07 at 101 1/2            AA+           4,765,650
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

        1,585   Urban Redevelopment Authority of Pittsburgh, Mortgage                 4/06 at 102            AAA           1,603,006
                 Revenue Bonds, 1996 Series C,  6.550%, 4/01/28
                 (Alternative Minimum Tax)

        1,105   Urban Redevelopment Authority of Pittsburgh, Mortgage                 4/07 at 102            AAA           1,115,984
                 Revenue Bonds, 1997 Series A, 6.250%, 10/01/28
                 (Alternative Minimum Tax)

        2,865   Urban Redevelopment Authority of Pittsburgh, Mortgage                10/01 at 102            AAA           2,914,335
                 Revenue Bonds, 1991 Series G, 7.050%, 4/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

        3,225   Montgomery County Higher Education and Health Authority,              1/06 at 101            BBB           2,843,289
                 Mortgage Revenue Bonds, Series 1996 (Waverly Heights Project),
                 6.375%, 1/01/26

          630   The Hospitals and Higher Education Facilities Authority of            8/02 at 102             A+             651,357
                 Philadelphia, Hospital Revenue Bonds (Children's Seashore House),
                 Series 1992A, 7.000%, 8/15/03


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.6%

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
        2,750    0.000%, 5/01/24                                                  5/16 at 68 1/32            AAA             643,088
        2,750    0.000%, 11/01/24                                                 5/16 at 66 5/16            AAA             623,783
        5,160    0.000%, 5/01/25                                                  5/16 at 64 9/16            AAA           1,132,568

                Mckeesport Area School District (Allegheny County, Pennsylvania),
                General Obligation Bonds, Series of 1999C:
        3,430    0.000%, 10/01/23                                                    No Opt. Call            AAA             863,640
        3,380    0.000%, 10/01/24                                                    No Opt. Call            AAA             800,147
        3,420    0.000%, 10/01/25                                                    No Opt. Call            AAA             761,053
        2,340    0.000%, 10/01/26                                                    No Opt. Call            AAA             489,388
        2,340    0.000%, 10/01/27                                                    No Opt. Call            AAA             459,740
        2,340    0.000%, 10/01/29                                                    No Opt. Call            AAA             405,779

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       7,500   County of Montgomery, Pennsylvania, General Obligation Bonds,         7/09 at 100            Aaa        $  6,678,075
                 Series 1999, 5.000%, 7/15/24

        6,000   Commonwealth of Pennsylvania, General Obligation Bonds,           3/02 at 101 1/2             AA           6,223,620
                 First Series of 1992, 6.375%, 9/15/11

       15,000   The School District of Philadelphia, Pennsylvania, General            9/05 at 101            AAA          14,302,050
                 Obligation Bonds, Series B of 1995, 5.500%, 9/01/25

        5,000   State Public School Building Authority (Commonwealth                  3/01 at 100            AAA           5,065,500
                 of Pennsylvania), School Revenue Bonds (Hazelton Area
                 School District Project), Series J of 1991, 6.500%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.8%

        4,390   Fairview Township Authority, York County, Pennsylvania,              11/01 at 100            AAA           4,497,248
                 Guaranteed Sewer Revenue Bonds, Series of 1991,
                 6.700%, 11/01/21

        9,225   Pennsylvania Intergovernmental Cooperation Authority,                 6/09 at 100            AAA           7,853,612
                 Special Tax Revenue Refunding Bonds (City of Philadelphia
                 Funding Program), Series of 1999, 4.750%, 6/15/23

        3,500   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior           12/08 at 100            AAA           2,956,555
                 Revenue Bonds, Series A of 1998, 4.750%, 12/01/27

        1,090   Urban Redevelopment Authority of Pittsburgh, Pennsylvania,           11/09 at 100             A2           1,090,992
                 Tax Increment Bonds (Center Triangle Tax Increment Financing
                 District - PNC Bank Corporation Project), Series A of 1999,
                 6.100%, 5/01/19

        1,200   Southeastern Pennsylvania Transportation Authority, Special           3/09 at 101            AAA           1,008,000
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.7%

        2,500   County of Allegheny, Pennsylvania, Airport Revenue Bonds,             1/02 at 102            AAA           2,584,400
                 Series 1992A and 1992B (Greater Pittsburgh International
                 Airport), 6.625%, 1/01/22 (Alternative Minimum Tax)

        2,000   Lehigh-Northampton Airport Authority, Pennsylvania,                   5/10 at 100            Aaa           2,006,480
                 Lehigh Valley Airport System Revenue Bonds, Series 2000A,
                 6.000%, 5/15/30 (Alternative Minimum Tax) (DD)

        1,650   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/01 at 102            AA-           1,721,478
                 Series N of 1991, 6.500%, 12/01/13

          735   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/02 at 102            AAA             728,062
                 Series O of 1992, 5.500%, 12/01/17

                Philadelphia Authority for Industrial Development, Airport
                Revenue Bonds, Series 1998A (Philadelphia Airport System
                Project):
        7,315    5.000%, 7/01/23 (Alternative Minimum Tax)                            7/08 at 101            AAA           6,347,299
        5,085    5.125%, 7/01/28 (Alternative Minimum Tax)                            7/08 at 101            AAA           4,435,544

        3,250   The Philadelphia Parking Authority (Pennsylvania), Airport Parking    9/09 at 101            AAA           2,976,285
                 Revenue Bonds, Series of 1999, 5.250%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 40.1%

        6,300   Allegheny County Hospital Development Authority, Hospital            10/01 at 100        BBB+***           6,492,024
                 Revenue Bonds, Series 1991 A (St. Margaret Memorial Hospital),
                 7.125%, 10/01/21 (Pre-refunded to 10/01/01)

        1,355   Bensalem Township School District, Bucks County, Pennsylvania,        7/06 at 100            AAA           1,425,555
                 General Obligation Bonds, Series of 1996, 5.850%, 7/15/12
                 (Pre-refunded to 7/15/06)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Water Revenue Bonds, Series of 1992:
        3,045    6.250%, 11/15/11 (Pre-refunded to 11/15/01)                         11/01 at 100            AAA           3,116,953
        4,000    6.250%, 11/15/21 (Pre-refunded to 11/15/01)                         11/01 at 100            AAA           4,094,520

        5,000   Butler County Hospital Authority (Butler County, Pennsylvania),       6/01 at 102            AAA           5,213,800
                 Hospital Revenue Bonds, Series 1991 A (North Hills Passavant
                 Hospital), 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

        3,470   Delaware County Authority (Commonwealth of Pennsylvania),             8/01 at 100            AAA           3,561,816
                 University Revenue Bonds, Series of 1991 (Villanova University),
                 6.900%, 8/01/16 (Pre-refunded to 8/01/01)

        3,400   Erie County Hospital Authority, Pennsylvania, Hospital Revenue        2/01 at 102            AAA           3,524,168
                 Bonds (Hamot Medical Center), 1991 Series A, 7.100%, 2/15/10
                 (Pre-refunded to 2/15/01)

        2,000   Hampton Township School District (Allegheny County,                  11/04 at 100            AAA           2,154,980
                 Pennsylvania), General Obligation Bonds,  Series of 1995,
                 6.750%, 11/15/21 (Pre-refunded to 11/15/04)

        3,400   Lehigh County General Purpose Authority, College Revenue Bonds,       6/02 at 100            AAA           3,533,688
                 Series of 1992 (Allentown College of St. Francis de Sales
                 Project), 6.750%, 12/15/12 (Pre-refunded to 6/15/02)


                             Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                                    Portfolio of INVESTMENTS June 30, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       3,130   McKean County Solid Waste Authority (McKean County,                   1/02 at 100            AAA        $  3,220,989
                 Pennsylvania), Guaranteed Solid Waste Revenue Bonds,
                 Series of 1992, 6.650%, 1/01/12 (Pre-refunded to 1/01/02)

        4,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/01 at 102            AAA           4,750,695
                 Series I of 1986, 7.200%, 12/01/17 (Pre-refunded to 12/01/01)

        1,250   Philadelphia Authority for Industrial Development, Revenue            5/02 at 102         N/R***           1,313,913
                 Bonds, Series of 1992 (National Board of Medical Examiners
                 Project), 6.750%, 5/01/12 (Pre-refunded to 5/01/02)

        4,270   City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,          6/01 at 102            AAA           4,484,781
                 Thirteenth Series, 7.700%, 6/15/21 (Pre-refunded to 6/15/01)

        8,530   The Hospitals and Higher Education Facilities Authority of            8/01 at 102          Aa***           8,929,545
                 Philadelphia, Refunding Revenue Bonds, Saint Agnes Medical
                 Center Project (FHA-Insured Mortgage), Series 1991,
                 7.250%, 8/15/31 (Pre-refunded to 8/15/01)

        1,850   The School District of Philadelphia, Pennsylvania, General        5/02 at 100 3/4            AAA           1,924,222
                 Obligation Bonds, Series A of 1992, 6.500%, 5/15/05
                 (Pre-refunded to 5/15/02)

        2,800   The School District of Philadelphia, Pennsylvania, General            7/01 at 102            AAA           2,932,244
                 Obligation Bonds, Series B of 1991, 7.000%, 7/01/05
                 (Pre-refunded to 7/01/01)

       10,625   City of Philadelphia, Pennsylvania, Water and Sewer Revenue           8/01 at 100            AAA          10,917,188
                 Bonds, Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)

        8,800   The Hospitals and Higher Education Facilities Authority of           12/01 at 102         N/R***           9,274,936
                 Philadelphia, Hospital Revenue Bonds, Series of 1991
                 (Presbyterian Medical Center of Philadelphia), 7.250%, 12/01/21
                 (Pre-refunded to 12/01/01)

        6,110   The Hospitals and Higher Education Facilities Authority of            2/02 at 102            Aaa           6,397,476
                 Philadelphia, Hospital Revenue Bonds (The Children's Hospital
                 of Philadelphia Project), Series A of 1992, 6.500%, 2/15/21
                 (Pre-refunded to 2/15/02)

                The Philadelphia Municipal Authority, Pennsylvania, Justice Lease
                Revenue Bonds, 1991 Series B:
        1,500    7.100%, 11/15/11 (Pre-refunded to 11/15/01)                         11/01 at 102            AAA           1,580,295
        9,900    7.125%, 11/15/18 (Pre-refunded to 11/15/01)                         11/01 at 102            AAA          10,433,214

        3,000   The Pittsburgh Water and Sewer Authority, Water and Sewer            No Opt. Call            AAA           3,243,000
                 System Revenue Refunding Bonds, Series of 1986,
                 7.625%, 9/01/04

        7,065   The Pittsburgh Water and Sewer Authority, Water and Sewer             9/01 at 102            AAA           7,366,958
                 System Revenue Refunding Bonds, Series A of 1991,
                 6.500%, 9/01/14 (Pre-refunded to 9/01/01)

        2,500   Saint Mary Hospital Authority, Hospital Revenue Bonds,                7/02 at 102            AAA           2,632,825
                 Series 1992A (Franciscan Health System/ St. Mary Hospital of
                 Langhorne Inc.), 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

        8,475   Somerset County General Authority, Commonwealth of                   10/01 at 100            AAA           8,744,759
                 Pennsylvania, Commonwealth Lease Revenue Bonds,
                 Series of 1991, 7.000%, 10/15/13 (Pre-refunded to 10/15/01)

        3,500   Upper Merion Area School District, Montgomery County,                 9/01 at 100         Aa2***           3,597,475
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 6.900%, 9/01/16 (Pre-refunded to 9/01/01)

        3,000   Warrington Township Municipal Authority, Bucks County,               11/15 at 100            AAA           3,543,540
                 Pennsylvania, Water and Sewer Revenue Bonds, Series of 1991,
                 7.100%, 12/01/21 (Pre-refunded to 11/15/15)

        5,000   West Chester Area School District, Chester and Delaware               1/01 at 100         Aa1***           5,063,550
                 Counties, Pennsylvania, General Obligation Bonds, Series A
                 of 1991, 6.700%, 1/15/11 (Pre-refunded to 1/15/01)

        5,450   The Municipal Authority of the Borough of West View (Allegheny       No Opt. Call            AAA           7,131,107
                 County, Pennsylvania), Special Obligation Bonds,
                 Series of 1985A, 9.500%, 11/15/14

        5,000   County of Westmoreland, Commonwealth of Pennsylvania,                 8/01 at 100            AAA           5,120,300
                 General Obligation Bonds, Series of 1992, 6.700%, 8/01/09
                 (Pre-refunded to 8/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.8%

        3,750   Delaware County Industrial Development Authority, Pollution           4/01 at 102              A           3,875,925
                 Control Revenue Refunding Bonds, 1991 Series A (Philadelphia
                 Electric Company Project), 7.375%, 4/01/21

          380   Greater Lebanon Refuse Authority, Lebanon County,                    11/02 at 100             A-             389,272
                 Pennsylvania, Solid Waste Revenue Bonds, Series of 1992,
                 7.000%, 11/15/04

        4,000   Lehigh County Industrial Development Authority, Pollution             8/05 at 102            AAA           4,069,000
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania
                 Power and Light Company Project), 6.150%, 8/01/29

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$       5,500   Montgomery County Industrial Development Authority                    1/03 at 100             A+        $  5,639,755
                 (Pennsylvania), Resource Recovery Revenue Bonds (Montgomery
                 County Project), Series 1989, 7.500%, 1/01/12


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.4%

        3,000   Luzerne County Industrial Development Authority, Exempt Facilities   10/02 at 102              A           3,165,630
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Gas and
                 Water Company Project), 7.200%, 10/01/17
                 (Alternative Minimum Tax)

        3,550   Luzerne County Industrial Development Authority, Exempt Facilities   12/02 at 102              A           3,748,941
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water
                 Company Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

        5,000   Luzerne County Industrial Development Authority, Exempt Facilities   12/04 at 102            AAA           5,402,900
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and
                 Water Company Project), 7.000%, 12/01/17
                 (Alternative Minimum Tax)

       20,000   The Pittsburgh Water and Sewer Authority, Water and Sewer            No Opt. Call            AAA           4,203,600
                 System First Lien Revenue Bonds, Series B of 1998,
                 0.000%, 9/01/26

       12,625   Municipal Authority of Westmoreland County (Westmoreland             No Opt. Call            AAA           3,202,960
                 County, Pennsylvania), Municipal Service Revenue Bonds,
                 Series of 1999A, 0.000%, 8/15/23
------------------------------------------------------------------------------------------------------------------------------------
$     415,560   Total Investments (cost $354,136,839) - 98.7%                                                            358,834,066
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       4,691,269
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $363,525,335
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                            Portfolio of INVESTMENTS June 30, 2000

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 0.5%

$       2,000   New Morgan Industrial Development Authority (Pennsylvania),           4/04 at 102            BB-        $  1,755,880
                 Solid Waste Disposal Revenue Bonds (New Morgan Landfill
                 Company, Inc. Project), Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.1%

        4,000   Allegheny County Higher Education Building Authority                  5/09 at 102              A           3,548,640
                 (Commonwealth of Pennsylvania), College Revenue Bonds
                 (Thiel College), Series A of 1999, 5.375%, 11/15/29

        3,000   Chester County Health and Education Facilities Authority             10/08 at 102           BBB-           2,636,940
                 (Pennsylvania), College Revenue Bonds, Series of 1998
                 (Immaculata College), 5.625%, 10/15/27

        1,350   Lancaster Higher Education Authority, City of Lancaster,              4/03 at 100            AAA           1,363,271
                 Pennsylvania, College Revenue Bonds, Series of 1993 (Franklin
                 and Marshall College Project), 5.700%, 4/15/13

       10,000   Pennsylvania Higher Education Assistance Agency, Student Loan         1/03 at 102            AAA          10,093,000
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

       10,000   Pennsylvania Higher Education Assistance Agency, Student Loan        No Opt. Call            AAA           9,999,400
                 Revenue Bonds, 1984 Series A, 4.625%, 12/01/00

        3,250   Pennsylvania Higher Educational Facility Authority, College          11/03 at 102            AAA           3,406,065
                 Revenue Refunding Bonds (Allegheny College), Series 1993A,
                 6.100%, 11/01/08

        1,000   Pennsylvania Higher Educational Facilities Authority, LaSalle         5/08 at 101            Aaa             937,390
                 University Revenue Bonds, Series of 1998, 5.250%, 5/01/23

        2,100   Pennsylvania Higher Educational Facilities Authority,                 6/10 at 100             AA           2,072,910
                 Philadelphia University Revenue Bonds, Series 2000,
                 6.000%, 6/01/29

        4,615   Pennsylvania Higher Educational Facilities Authority,                 7/03 at 102            AAA           4,628,060
                 Revenue Bonds (Widener University), 1993 Series A,
                 5.250%, 7/15/11

        3,340   State Public School Building Authority (Commonwealth                  3/03 at 100            AAA           3,375,504
                 of Pennsylvania), College Revenue Bonds (Northampton County
                 Area Community College Project), Series U of 1993,
                 5.850%, 3/15/15

        1,035   The General Municipal Authority of the City of Wilkes-Barre          12/02 at 102            N/R           1,091,894
                 (Pennsylvania), College Misericordia Revenue Bonds, Refunding
                 Series B of 1992, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.1%

        8,500   Allegheny County Hospital Development Authority                       5/06 at 102            AAA           8,410,070
                 (Pennsylvania), Hospital Revenue Bonds, Series A of 1996
                 (South Hills Health System), 5.875%, 5/01/26

       14,000   Allegheny County Hospital Development Authority (Pennsylvania),       4/07 at 102            AAA          13,380,500
                 Health Center Revenue Bonds, Series 1997A (University of
                 Pittsburgh Medical Center System), 5.625%, 4/01/27

        8,400   Montgomery County Higher Education and Health Authority,              1/09 at 101            AAA           7,257,348
                 Revenue Bonds, Series 1998 (Pottstown Healthcare Corporation),
                 5.000%, 1/01/27

          485   Montgomery County Higher Education and Health Authority,              6/03 at 102            AAA             486,916
                 Hospital Revenue Bonds, Series A of 1993 (Abington Memorial
                 Hospital), 6.000%, 6/01/22

        4,700   Pennsylvania Higher Educational Facilities Authority                  1/06 at 101              A           3,985,177
                 (Commonwealth of Pennsylvania), The University of Pennsylvania
                 Health Services Revenue Bonds, Series A of 1996, 5.750%, 1/01/22

                City of Pottsville Hospital Authority, Hospital Revenue Bonds
                (The Pottsville Hospital and Warne Clinic), Series of 1998:
        2,000    5.500%, 7/01/18                                                      7/08 at 100            BBB           1,629,560
        2,000    5.625%, 7/01/24                                                      7/08 at 100            BBB           1,601,280


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.1%

        4,345   Bucks County Redevelopment Authority, Pennsylvania, Second            8/03 at 100           Baa2           4,260,881
                 Lien Multifamily Mortgage Revenue Bonds, Section 8 Assisted
                 (Country Commons Apartments), Series 1993A, 6.200%, 8/01/14
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       1,680   Luzerne County Housing Corporation, Mortgage Revenue Refunding        7/03 at 100            Aaa        $  1,678,908
                 Bonds, Series 1993 (FHA-Insured Mortgage Loan - Freeland
                 Apartments, Section 8 Assisted Project), 6.125%, 7/15/23

        5,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding         7/02 at 102            AAA           5,118,300
                 Bonds, Issue 1992, 6.400%, 7/01/12

        2,345   Swissvale Housing Development Corporation (An Instrumentality         7/03 at 100             Aa           2,336,558
                 of the Allegheny County Housing Authority), Multifamily
                 Mortgage Revenue Refunding Bonds, Series 1993C (FHA-Insured
                 Mortgage Loan - Section 8 Assisted, Swissvale Project),
                 6.100%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.4%

          825   Allegheny County Residential Finance Authority, Single Family        11/08 at 102            Aaa             764,759
                 Mortgage Revenue Bonds, 1998 Series DD-1,
                 5.350%, 11/01/19 (Alternative Minimum Tax)

        3,250   Allegheny County Residential Finance Authority, Single Family        11/08 at 102            Aaa           2,929,323
                 Mortgage Revenue Bonds, 1998 Series DD-2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/03 at 102            AA+           1,921,180
                 Revenue Bonds, Series 1993-37A, 5.450%, 10/01/17

        1,120   Pennsylvania Housing Finance Agency, Single Family Mortgage          No Opt. Call            AA+           1,210,922
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

        3,305   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102            AA+           3,329,688
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

        2,750   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/06 at 102            AA+           2,739,770
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
        1,500    6.050%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102            AA+           1,510,560
        4,000    6.150%, 10/01/27 (Alternative Minimum Tax)                           4/07 at 102            AA+           3,994,280

        1,640   Pennsylvania Housing Finance Agency, Single Family Mortgage       4/07 at 101 1/2            AA+           1,588,865
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

        1,645   Pennsylvania Housing Finance Agency, Single Family Mortgage      10/07 at 101 1/2            AA+           1,646,711
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

        1,700   Pennsylvania Housing Finance Agency, Single Family Mortgage       4/08 at 101 1/2            AA+           1,580,422
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

        1,500   Urban Redevelopment Authority of Pittsburgh, Mortgage                 4/06 at 102            AAA           1,520,745
                 Revenue Bonds, 1996 Series C, 6.500%, 10/01/23
                 (Alternative Minimum Tax)

                Urban Redevelopment Authority of Pittsburgh, Mortgage
                Revenue Bonds, 1997 Series A:
          845    6.150%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102            AAA             859,652
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                           4/07 at 102            AAA             773,140

        1,375   Urban Redevelopment Authority of Pittsburgh, Mortgage                 4/03 at 102            AAA           1,391,019
                 Revenue Bonds, 1992 Series D, 6.500%, 4/01/17

        2,460   Urban Redevelopment Authority of Pittsburgh, Mortgage                 4/03 at 102            AAA           2,505,485
                 Revenue Bonds, 1992 Series C-1, 6.800%, 10/01/25
                 (Alternative Minimum Tax)

          615   Urban Redevelopment Authority of Pittsburgh, Mortgage                 4/04 at 102            AAA             647,546
                 Revenue Bonds, 1994 Series B, 6.950%, 10/01/10
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 0.6%

        2,165   Montgomery County Industrial Development Authority,                   6/03 at 102            N/R           2,104,077
                 Health Facilities Revenue Bonds, Series of 1993
                 (ECRI Project), 6.850%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2%

        1,230   Pennsylvania Economic Development Financing Authority,                6/08 at 100            BBB             912,119
                 Revenue Bonds, Series A of 1998, (Northwestern Human
                 Services, Inc. Project), 5.250%, 6/01/28

                Philadelphia Authority for Industrial Development
                (Pennsylvania), Health Care Facilities Revenue Bonds, Series
                1998A (Paul's Run):
        1,350    5.750%, 5/15/18                                                      5/08 at 102            N/R           1,109,579
        1,650    5.875%, 5/15/28                                                      5/08 at 102            N/R           1,316,585

        4,000   Philadelphia Hospital and Higher Educational Facilities               8/03 at 102           BBB+           3,999,040
                 Authority of Philadelphia, Revenue Refunding Bonds,
                 Series 1992 (Philadelphia MR Project), 5.625%, 8/01/04


                             Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                                    Portfolio of INVESTMENTS June 30, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 5.7%

                Chichester School District, Delaware County, Pennsylvania,
                General Obligation Bonds, Series of 1999:
$       3,125    0.000%, 3/01/23                                                     No Opt. Call            AAA        $    818,500
        3,125    0.000%, 3/01/24                                                     No Opt. Call            AAA             770,469
        3,125    0.000%, 3/01/25                                                     No Opt. Call            AAA             725,156

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Pennsylvania, Guaranteed Revenue Bonds, Series B of
                1998:
        1,750    0.000%, 5/01/22                                                  5/16 at 75 9/16            AAA             464,258
        2,750    0.000%, 11/01/22                                                  5/16 at 73 5/8            AAA             707,713
        2,750    0.000%, 5/01/23                                                 5/16 at 71 23/32            AAA             685,025
        2,750    0.000%, 11/01/23                                                  5/16 at 69 7/8            AAA             664,483

        4,305   County of Montgomery, Pennsylvania, General Obligation Bonds,        10/06 at 100            Aaa           4,110,371
                 Series B of 1996, 5.375%, 10/15/21

        2,000   The School District of Philadelphia, Pennsylvania, General           No Opt. Call            AAA           2,171,960
                 Obligation Refunding Bonds, Series A of 1995, 6.250%, 9/01/09

        3,500   The School District of Philadelphia, Pennsylvania, General            4/09 at 100            AAA           2,884,700
                 Obligation Bonds, Series A of 1999, 4.500%, 4/01/23

        4,000   County of Somerset (Commonwealth of Pennsylvania),                    4/08 at 100            Aaa           3,541,160
                 General Obligation Bonds, Series A of 1998, 5.000%, 10/01/27

        1,305   Wallenpaupack Area School District, Wayne and Pike Counties,          4/01 at 100            AAA           1,308,067
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 5.500%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.5%

        4,060   Delaware Valley Regional Finance Authority, Local Government          4/06 at 100            AAA           4,104,010
                 Revenue Bonds, Series A, 6.000%, 4/15/26

       17,895   The Harrisburg Authority, Dauphin County, Pennsylvania,               9/07 at 100            AAA          17,450,488
                 Tax-Exempt Revenue Bonds (The City of Harrisburg Project),
                 Series II of 1997, 5.625%, 9/15/22

                Pennsylvania Industrial Development Authority, Economic
                Development Revenue Bonds, Series 1994:
        2,000    7.000%, 7/01/06                                                     No Opt. Call            AAA           2,216,700
        1,550    7.000%, 1/01/07                                                     No Opt. Call            AAA           1,723,476
        1,000    7.000%, 7/01/07                                                     No Opt. Call            AAA           1,119,140

        9,000   Public Auditorium Authority of Pittsburgh and Allegheny               8/09 at 101            AAA           7,242,840
                 County (Pennsylvania), Hotel Room Excise Tax Revenue Bonds,
                 Series of 1999, 4.500%, 2/01/29

        4,000   Public Auditorium Authority of Pittsburgh and Allegheny County        8/09 at 101            AAA           3,574,800
                 (Pennsylvania), Regional Asset District Sales Tax Revenue
                 Bonds, Series of 1999, 5.000%, 2/01/24

       20,775   Southeastern Pennsylvania Transportation Authority, Special           3/09 at 101            AAA          17,451,000
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 0.7%

        2,300   County of Allegheny, Pennsylvania, Airport Revenue Refunding          1/08 at 101            AAA           2,172,902
                 Bonds, Series 1997A (Pittsburgh International Airport),
                 5.250%, 1/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.4%

          750   Allegheny County Hospital Development Authority (Pennsylvania),       6/02 at 102         N/R***             793,493
                 Health and Education Revenue Bonds, Series 1992 (The
                 Rehabilitation Institute of Pittsburgh Project), 7.000%, 6/01/22
                 (Pre-refunded to 6/01/02)

        3,000   Allegheny County Hospital Development Authority (Pennsylvania),      11/02 at 100            AAA           3,104,520
                 Health Center Revenue Bonds, Series 1992A (Presbyterian
                 University Health System, Inc. Project), 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

        2,000   Bangor Area School District, Northampton County, Pennsylvania,        3/06 at 100            AAA           2,064,500
                 General Obligation Bonds, Series B of 1996, 5.500%, 3/15/18
                 (Pre-refunded to 3/15/06)

        2,500   Bensalem Township School District, Bucks County, Pennsylvania,        7/06 at 100            AAA           2,633,425
                 General Obligation Bonds, Series of 1996, 5.875%, 7/15/16
                 (Pre-refunded to 7/15/06)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Water Revenue Bonds, Series A of 1992:
        3,785    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                         11/02 at 100            AAA           3,908,959
        3,100    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                         11/02 at 100            AAA           3,201,525

   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,500   Fort LeBoeuf School District (Erie County, Pennsylvania), General     1/03 at 100            AAA        $  1,537,635
                 Obligation Bonds, Series A of 1993, 5.800%, 1/01/16
                 (Pre-refunded to 1/01/03)

        3,500   Hollidaysburg Sewer Authority (Pennsylvania), Guaranteed Sewer        1/03 at 100            AAA           3,612,350
                 Revenue Bonds, Series of 1993, 6.100%, 1/01/23
                 (Pre-refunded to 1/01/03)

        1,500   Ligonier Valley School District (Westmoreland County,                 3/04 at 100            AAA           1,561,575
                 Pennsylvania), General Obligation Bonds, Series of 1994,
                 6.000%, 3/01/23 (Pre-refunded to 3/01/04)

        2,015   Montgomery County Higher Educational and Health Authority             6/03 at 102            AAA           2,117,684
                 (Pennsylvania), Hospital Revenue Bonds, Series A of 1993
                 (Abington Memorial Hospital), 6.000%, 6/01/22
                 (Pre-refunded to 6/01/03)

        5,500   North Penn School District Montgomery and Bucks Counties,             3/06 at 100         Aa3***           5,564,295
                 Pennsylvania, General Obligation Bonds, Series of 1996,
                 5.125%, 3/01/17 (Pre-refunded to 3/01/06)

        1,570   Pennsylvania Higher Educational Facilities Authority, College        No Opt. Call            Aaa           1,790,805
                 and University Revenue Bonds, Ninth Series, 7.625%, 7/01/15

        1,005   The Hospitals and Higher Education Facilities Authority of            5/04 at 102            AAA           1,067,139
                 Philadelphia, Community College Revenue Bonds (Community
                 College of Philadelphia), Series of 1994, 6.100%, 5/01/10
                 (Pre-refunded to 5/01/04)

        1,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue           8/01 at 102            AAA           1,051,820
                 Bonds, Sixteenth Series, 7.500%, 8/01/10 (Pre-refunded to 8/01/01)

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1993:
          955    5.750%, 6/15/13 (Pre-refunded to 6/15/03)                            6/03 at 102            AAA             997,536
          915    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                            6/03 at 102            AAA             949,505

                The Hospitals and Higher Education Facilities Authority of
                Philadelphia (Pennsylvania), Hospital Revenue Bonds, Series of
                1993 (Presbyterian Medical Center of Philadelphia):
        1,000    6.500%, 12/01/11                                                    12/03 at 102            AAA           1,089,150
        3,690    6.650%, 12/01/19                                                    12/03 at 102            AAA           4,127,597

        1,750   Pine-Richland School District (Allegheny County, Pennsylvania),       9/03 at 100            AAA           1,819,930
                 General Obligation Bonds, Series A of 1993, 6.100%, 9/01/18
                 (Pre-refunded to 9/01/03)

        3,660   Rose Tree Media School District, Delaware County, Pennsylvania,       9/01 at 100            AAA           3,757,868
                 General Obligation Bonds, Series of 1993, 6.700%, 3/15/12
                 (Pre-refunded to 9/15/01)

        2,500   Schuylkill Valley School District, Berks County, Pennsylvania,        4/03 at 100            AAA           2,572,550
                 General Obligation Bonds, Series of 1993, 5.850%, 4/15/13
                 (Pre-refunded to 4/15/03)

        2,695   Wallenpaupack Area School District, Wayne and Pike Counties,          4/01 at 100            AAA           2,719,201
                 Pennsylvania, General Obligation Bonds, Series of 1993,
                 5.500%, 4/01/11 (Pre-refunded to 4/01/01)

        1,650   The Municipal Authority of the Borough of West View                  No Opt. Call            AAA           2,158,959
                 (Allegheny County, Pennsylvania), Special Obligation Bonds,
                 Series of 1985A, 9.500%, 11/15/14


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.4%

        8,000   Beaver County Industrial Development Authority, Pennsylvania,         6/08 at 102            AAA           7,307,040
                 Exempt Facilities Revenue Bonds, 1998 A (Shippingport Project),
                 5.375%, 6/01/28 (Alternative Minimum Tax)

        4,000   Carbon County Industrial Development Authority, Pennsylvania,        No Opt. Call           BBB-           4,011,520
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10
                 (Alternative Minimum Tax) (WI)

        7,590   Indiana County Industrial Development Authority (Pennsylvania),       5/07 at 102            AAA           7,530,950
                 Pollution Control Revenue Bonds, 1997 Series A (Metropolitan
                 Edison Company Project), 5.950%, 5/01/27 (Alternative Minimum Tax)

       15,000   Lehigh County Industrial Development Authority, Pollution Control    11/02 at 102            AAA          15,395,250
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Power and
                 Light Company Project), 6.400%, 11/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.3%

        1,975   Delaware County Industrial Development Authority, Water               6/02 at 102            AAA           2,056,824
                 Facilities Revenue Refunding Bonds (Philadelphia Suburban
                 Water Company Project), Series of 1992, 6.500%, 6/01/10

        7,350   Luzerne County Industrial Development Authority, Exempt              10/02 at 102              A           7,755,794
                 Facilities Revenue Refunding Bonds, 1992 Series A (Pennsylvania
                 Gas and Water Company Project), 7.200%, 10/01/17
                 (Alternative Minimum Tax)

        4,500   Luzerne County Industrial Development Authority, Exempt Facilities   12/02 at 102              A           4,752,180
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water
                 Company Project), 7.125%, 12/01/22 (Alternative Minimum Tax)


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)

                                    Portfolio of INVESTMENTS June 30, 2000


   PRINCIPAL                                                                        OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       3,360   Mercer County, New Jersey, Industrial Development Authority,          7/10 at 100            AAA        $  3,371,256
                 Water Facilities Revenue Bonds, Series of 2000 (Consumers
                 Pennsylvania Water Company Project - Shenango Valley
                 Division Project), 6.000%, 7/01/30 (Alternative Minimum Tax)

        5,500   Northumberland County Industrial Development Authority,              10/03 at 102            N/R           5,133,920
                 Exempt Facilities Revenue Bonds, 1993 Series (Roaring Creek
                 Water Company Project), 6.375%, 10/15/23
                 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1995:
        3,000    6.750%, 8/01/05                                                     No Opt. Call            AAA           3,253,350
        2,730    6.250%, 8/01/10                                                     No Opt. Call            AAA           2,971,632

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
        1,380    5.750%, 6/15/13                                                      6/03 at 102            AAA           1,404,619
        1,385    5.500%, 6/15/14                                                      6/03 at 102            AAA           1,389,413

       10,000   The Pittsburgh Water and Sewer Authority, Water and Sewer            No Opt. Call            AAA           1,852,900
                 System First Lien Revenue Bonds, Series B of 1998, 0.000%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     365,210   Total Investments (cost $334,392,664) - 101.0%                                                           333,705,806
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.0)%                                                                   (3,281,008)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $330,424,798
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of NET ASSETS June 30, 2000
                                                             NEW JERSEY           NEW JERSEY        PENNSYLVANIA        PENNSYLVANIA
                                                     INVESTMENT QUALITY       PREMIUM INCOME  INVESTMENT QUALITY    PREMIUM INCOME 2
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value
Temporary investments in short-term municipal securities,  $448,379,203         $260,159,049        $358,834,066        $333,705,806
   at amortized cost, which approximates market value                --            1,000,000                  --                  --
Cash                                                                 --              658,126           2,120,908                  --
Receivables:
   Interest                                                   7,902,914            4,780,306           5,679,296           5,254,062
   Investments sold                                             756,390              115,000             450,000           1,401,137
Other assets                                                     24,005               24,381              30,639              36,260
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          457,062,512          266,736,862         367,114,909         340,397,265
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                               1,172,773                  --                  --            4,493,397
 Payable for investments purchased                            3,086,767            2,508,125           1,992,080           4,000,000
 Accrued expenses:
   Management fees                                              233,647              137,664             189,056             171,847
   Other                                                        175,409              168,182             159,920             245,169
 Preferred share dividends payable                               55,188               16,210              25,765              38,543
 Common share dividends payable                               1,528,440              810,823           1,222,753           1,023,511
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       6,252,224            3,641,004           3,589,574           9,972,467
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $450,810,288         $263,095,858        $363,525,335        $330,424,798
====================================================================================================================================
Preferred shares, at liquidation value                     $162,000,000         $ 91,600,000        $132,000,000        $118,100,000
====================================================================================================================================
Preferred shares outstanding                                      6,480                3,664               5,280               4,724
====================================================================================================================================
Common shares outstanding                                    19,980,484           12,012,930          16,089,532          15,747,462
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)                              $      14.45         $      14.28        $      14.39        $      13.48
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of OPERATIONS Year Ended June 30, 2000

                                                             NEW JERSEY           NEW JERSEY        PENNSYLVANIA        PENNSYLVANIA
                                                     INVESTMENT QUALITY       PREMIUM INCOME  INVESTMENT QUALITY    PREMIUM INCOME 2
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $ 27,466,296          $15,082,054        $ 22,942,515        $ 19,365,519
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                               2,867,914            1,683,445           2,330,209          2,109,250
Preferred shares - auction fees                                 365,781              229,628             303,177            296,057
Preferred shares - dividend disbursing agent fees                29,232               30,082              29,232             30,082
Shareholders' servicing agent fees and expenses                  59,634               34,529              64,518             46,034
Custodian's fees and expenses                                    87,874               60,336              84,622             92,143
Directors'/Trustees' fees and expenses                            6,770                4,222               5,581              5,261
Professional fees                                                12,433               14,284              23,347             12,451
Shareholders' reports - printing and mailing expenses            28,807                9,096              32,947             10,145
Stock exchange listing fees                                      25,124               19,648              24,553             24,325
Investor relations expense                                       33,859               15,902              29,302             27,723
Other expenses                                                   23,314               15,985              22,808             18,002
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                    3,540,742            2,117,157           2,950,296          2,671,473
    Custodian fee credit                                        (41,448)             (22,098)            (40,856)           (22,070)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  3,499,294            2,095,059           2,909,440          2,649,403
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        23,967,002           12,986,995          20,033,075         16,716,116
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions          (508,488)            (369,629)           (757,155)        (3,053,064)
Change in net unrealized appreciation
  (depreciation) of investments                             (12,136,060)          (7,043,096)        (12,452,732)        (9,308,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                            (12,644,548)          (7,412,725)        (13,209,887)       (12,361,075)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $ 11,322,454          $ 5,574,270        $  6,823,188       $  4,355,041
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of CHANGES IN NET ASSETS

                                                             NEW JERSEY INVESTMENT QUALITY              NEW JERSEY PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                6/30/00              6/30/99             6/30/00            6/30/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 23,967,002         $ 22,534,913        $ 12,986,995       $ 12,920,003
Net realized gain (loss) from investment transactions          (508,488)             255,510            (369,629)          (244,178)
Change in net unrealized appreciation
  (depreciation) of investments                             (12,136,060)          (9,880,112)         (7,043,096)        (4,838,620)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   11,322,454           12,910,311           5,574,270          7,837,205
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
   Common shareholders                                      (18,329,919)         (18,431,006)        (10,248,237)       (10,381,899)
   Preferred shareholders                                    (5,763,883)          (3,894,310)         (3,018,492)        (2,619,427)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                         (751,266)            (501,058)                 --                 --
   Preferred shareholders                                      (220,556)            (118,996)                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (25,065,624)         (22,945,370)        (13,266,729)       (13,001,326)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                       1,224,251            2,911,713             484,299          1,192,349
Net proceeds from sale of Preferred shares                           --           31,574,604                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions    1,224,251           34,486,317             484,299          1,192,349
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (12,518,919)          24,451,258          (7,208,160)        (3,971,772)
Net assets at the beginning of year                         463,329,207          438,877,949         270,304,018        274,275,790
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $450,810,288         $463,329,207        $263,095,858       $270,304,018
===================================================================================================================================
Undistributed net investment income at the end of year     $    642,854         $    769,654        $    246,897       $    526,631
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of CHANGES IN NET ASSETS (continued)


                                                           PENNSYLVANIA INVESTMENT QUALITY           PENNSYLVANIA PREMIUM INCOME 2
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                                6/30/00              6/30/99             6/30/00            6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 20,033,075         $ 19,256,552        $ 16,716,116       $ 16,317,016
Net realized gain (loss) from investment transactions          (757,155)           1,496,625          (3,053,064)           580,091
Change in net unrealized appreciation
  (depreciation) of investments                             (12,452,732)         (10,804,691)         (9,308,011)       (10,102,849)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    6,823,188            9,948,486           4,355,041          6,794,258
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                      (15,781,613)         (16,078,764)        (12,716,093)       (12,031,069)
   Preferred shareholders                                    (4,693,796)          (3,372,586)         (4,243,502)        (3,551,933)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                       (1,173,604)             (71,740)           (236,212)                --
   Preferred shareholders                                      (288,698)             (16,220)            (69,046)                --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (21,937,711)         (19,539,310)        (17,264,853)       (15,583,002)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                       1,171,443            2,247,807                  --                 --
Net proceeds from sale of Preferred shares                           --           21,672,384                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions    1,171,443           23,920,191                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      (13,943,080)          14,329,367         (12,909,812)        (8,788,744)
Net assets at the beginning of year                         377,468,415          363,139,048         343,334,610        352,123,354
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                              $363,525,335         $377,468,415        $330,424,798       $343,334,610
===================================================================================================================================
Undistributed (Over-distribution of)
  net investment income at the end of year                 $   (107,304)        $    335,030        $    632,125       $    875,604
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) and Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on a specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2000, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality and Pennsylvania Premium Income 2 had outstanding when-issued and delayed delivery purchase commitments of $1,204,900, $2,508,125, $1,992,080 and $4,000,000, respectively.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each New Jersey Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the New Jersey Funds. Each Pennsylvania Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal, Pennsylvania state personal income and the Philadelphia School District Investment Income taxes, to retain such tax-exempt status when distributed to shareholders of the Pennsylvania Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, were as follows:

                               NEW JERSEY NEW JERSEY PENNSYLVANIA PENNSYLVANIA INVESTMENT PREMIUM INVESTMENT PREMIUM
                                  QUALITY       INCOME      QUALITY     INCOME 2
--------------------------------------------------------------------------------
Number of Shares:
   Series M                         3,200           --           --          844
   Series T                            --          624          880           --
   Series W                            --        1,440        2,400           --
   Series Th                        2,000        1,600        2,000        2,080
   Series F                         1,280           --           --        1,800
--------------------------------------------------------------------------------
Total                               6,480        3,664        5,280        4,724
================================================================================

DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2000.

CUSTODIAN FEE CREDIT
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

RECLASSIFICATION
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                   NEW JERSEY INVESTMENT QUALITY  NEW JERSEY PREMIUM INCOME
                                                   -----------------------------  -------------------------
                                                       YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          6/30/00      6/30/99        6/30/00       6/30/99
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                        78,713      170,697         32,233        73,157
-----------------------------------------------------------------------------------------------------------
Preferred shares sold                                          --        1,280             --            --
===========================================================================================================
                                                                                        PENNSYLVANIA
                                                   PENNSYLVANIA INVESTMENT QUALITY     PREMIUM INCOME 2
                                                   ------------------------------- ------------------------
                                                       YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                          6/30/00      6/30/99        6/30/00       6/30/99
-----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           75,763      129,690             --            --
-----------------------------------------------------------------------------------------------------------
Preferred shares sold                                          --          880             --            --
===========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 1, 2000, to shareholders of record on July 15, 2000, as follows:

                               NEW JERSEY NEW JERSEY PENNSYLVANIA PENNSYLVANIA INVESTMENT PREMIUM INVESTMENT PREMIUM
                                  QUALITY       INCOME      QUALITY     INCOME 2
--------------------------------------------------------------------------------
Dividend per share                $ .0765      $ .0675      $ .0760      $ .0650
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended June 30, 2000, were as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $60,270,087  $25,334,980  $46,650,210  $52,492,593
   Short-term municipal securities                      26,750,000    7,000,000   40,825,000   11,750,000
Sales and maturities:
   Long-term municipal securities                       48,072,795   25,448,958   29,173,248   44,369,405
   Short-term municipal securities                      26,750,000    6,000,000   40,825,000   11,750,000
=========================================================================================================


At June 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
                                                      $441,632,347 $258,859,410 $354,499,228 $334,392,664
=========================================================================================================


At June 30, 2000, the following funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                     NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                                        PREMIUM   INVESTMENT      PREMIUM
                                                                         INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                              $3,583,548        $  --      $    --
   2003                                                                 129,409           --           --
   2004                                                                 650,143           --           --
   2005                                                                 174,583           --           --
   2006                                                                      --           --           --
   2007                                                                 244,178           --           --
   2008                                                                  27,220      396,097    3,053,064
---------------------------------------------------------------------------------------------------------
Total                                                                $4,809,081     $396,097   $3,053,064
=========================================================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at June 30, 2000, were as follows:

                                                        NEW JERSEY   NEW JERSEY PENNSYLVANIA PENNSYLVANIA
                                                        INVESTMENT      PREMIUM   INVESTMENT      PREMIUM
                                                           QUALITY       INCOME      QUALITY     INCOME 2
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $13,059,332  $ 6,152,487  $12,162,982  $ 5,745,720
   depreciation                                         (6,312,476)  (3,852,848)  (7,828,144)  (6,432,578)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $ 6,746,856  $ 2,299,639  $ 4,334,838  $  (686,858)
=========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At June 30, 2000, net assets consisted of:

                                                        NEW JERSEY    NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM    INVESTMENT       PREMIUM
                                                           QUALITY        INCOME       QUALITY      INCOME 2
------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                               $162,000,000  $ 91,600,000  $132,000,000  $118,100,000
Common shares, $.01 par value per share                    199,805       120,129       160,895       157,475
Paid-in surplus                                        281,220,775   173,638,273   227,533,003   215,275,124
Undistributed (Over-distribution of)
   net investment income                                   642,854       246,897      (107,304)      632,125
Accumulated net realized gain (loss) from
   investment transactions                              (1,226,135)   (5,156,121)     (758,486)   (3,053,068)
Net unrealized appreciation (depreciation)
   of investments                                        7,972,989     2,646,680     4,697,227      (686,858)
------------------------------------------------------------------------------------------------------------
Net assets                                            $450,810,288  $263,095,858  $363,525,335  $330,424,798
============================================================================================================
Authorized shares:
   Common                                              200,000,000   200,000,000     Unlimited     Unlimited
   Preferred                                             1,000,000     1,000,000     Unlimited     Unlimited
============================================================================================================


Financial HIGHLIGHTS

Selected data for a common share outstanding throughout each year ended June 30:
                              Investment Operations                                 Less Distributions
                           ---------------------------------        --------------------------------------------------------
                                                                    Net          Net
                                        Net                         Investment   Investment  Capital   Capital
                                        Realized/                   Income to    Income to   Gains to  Gains to
                Beginning  Net          Unrealized                  Common       Preferred   Common    Preferred
                Net Asset  Investment   Investment                  Share-       Share-      Share-    Share-
                Value      Income       Gain (Loss)    Total        holders      holders+    holders   holders+      Total
NEW JERSEY
INVESTMENT QUALITY
Year Ended 6/30:
2000            $15.14     $1.20        $(.63)         $ .57        $(.92)       $(.29)      $(.04)    $(.01)        $(1.26)
1999             15.65      1.14         (.46)           .68         (.93)        (.20)       (.03)     (.01)         (1.17)
1998             15.41      1.16          .29           1.45         (.95)        (.22)       (.03)     (.01)         (1.21)
1997             15.05      1.18          .34           1.52         (.95)        (.21)         --        --          (1.16)
1996             15.06      1.17         (.01)          1.16         (.94)        (.23)         --        --          (1.17)
NEW JERSEY
PREMIUM INCOME
Year Ended 6/30:
2000             14.92      1.08         (.62)           .46         (.85)        (.25)         --        --          (1.10)
1999             15.34      1.08         (.41)           .67         (.87)        (.22)         --        --          (1.09)
1998             14.71      1.10          .65           1.75         (.86)        (.26)         --        --          (1.12)
1997             14.18      1.09          .51           1.60         (.84)        (.23)         --        --          (1.07)
1996             13.97      1.08          .20           1.28         (.81)        (.26)         --        --          (1.07)
PENNSYLVANIA
INVESTMENT QUALITY
Year Ended 6/30:
2000             15.33      1.25         (.83)           .42         (.98)        (.29)       (.07)     (.02)         (1.36)
1999             15.94      1.22         (.59)           .63        (1.01)        (.21)         --        --          (1.22)
1998             15.91      1.23          .10           1.33        (1.01)        (.23)       (.05)     (.01)         (1.30)
1997             15.72      1.26          .22           1.48        (1.01)        (.24)       (.03)     (.01)         (1.29)
1996             15.86      1.28         (.08)          1.20        (1.05)        (.25)       (.03)     (.01)         (1.34)
PENNSYLVANIA
PREMIUM INCOME 2
Year Ended 6/30:
2000             14.30      1.06         (.78)           .28         (.81)        (.27)       (.02)       --          (1.10)
1999             14.86      1.04         (.61)           .43         (.76)        (.23)         --        --           (.99)
1998             14.20      1.02          .67           1.69         (.77)        (.26)         --        --          (1.03)
1997             13.57      1.04          .63           1.67         (.78)        (.26)         --        --          (1.04)
1996             13.25      1.04          .33           1.37         (.78)        (.27)         --        --          (1.05)


                                                     Total Returns
                                                    ---------------
                  Organization
                  and Offering
                  Costs and                                    Based
                  Preferred    Ending                Based     on
                  Share        Net         Ending    on        Net
                  Underwriting Asset       Market    Market    Asset
                  Discounts    Value       Value     Value*    Value*
NEW JERSEY
INVESTMENT QUALITY
Year Ended 6/30:
2000              $--          $14.45      $14.0625   (4.94)%   1.94%
1999              (.02)         15.14       15.8125   (2.33)    2.82
1998               --           15.65       17.1250   11.38     8.12
1997               --           15.41       16.3125   16.50     8.92
1996               --           15.05       14.8750    8.17     6.28
NEW JERSEY
PREMIUM INCOME
Year Ended 6/30:
2000               --           14.28       13.3750   (9.95)    1.64
1999               --           14.92       15.8125    7.17     2.87
1998               --           15.34       15.5625   11.12     10.35
1997               --           14.71       14.8125   20.95     9.94
1996               --           14.18       13.0000    4.24     7.37
PENNSYLVANIA
INVESTMENT QUALITY
Year Ended 6/30:
2000               --           14.39       14.3750   (7.39)     .94
1999              (.02)         15.33       16.6875    2.56     2.50
1998               --           15.94       17.2500    8.77     7.02
1997               --           15.91       16.8750    9.75     8.01
1996               --           15.72       16.3750   12.74     6.00
PENNSYLVANIA
PREMIUM INCOME 2
Year Ended 6/30:
2000               --           13.48       12.3750   (3.87)     .21
1999               --           14.30       13.7500    7.98     1.27
1998               --           14.86       13.4375    6.27    10.29
1997               --           14.20       13.3750   14.82    10.61
1996               --           13.57       12.3750    2.21     8.39



                                                             Ratios/Supplemental Data
               ---------------------------------------------------------------------------------------------------------------------
                                               Before Credit                                   After Credit**
                         --------------------------------------------------- -------------------------------------------------
                                     Ratio of Net             Ratio of Net             Ratio of Net            Ratio of Net
                         Ratio of    Investment   Ratio of    Investment   Ratio of    Investment  Ratio of    Investment
                         Expenses    Income to    Expenses    Income to    Expenses    Income to   Expenses    Income to
                         to Average  Average      to Average  Average      to Average  Average     to Average  Average
               Ending    Net Assets  Net Assets   Total       Total        Net Assets  Net Assets  Total       Total
               Net       Applicable  Applicable   Net Assets  Net Assets   Applicable  Applicable  Net Assets  Net Assets  Portfolio
               Assets    to Common   to Common    Including   Including    to Common   to Common   Including   Including   Turnover
               (000)     Shares++    Shares++     Preferred++ Preferred++  Shares++    Shares++    Preferred++ Preferred++ Rate
NEW JERSEY
INVESTMENT
QUALITY
Year Ended
  6/30:
2000           $450,810  1.22%       8.27%        .78%        5.30%        1.21%       8.28%       .78%        5.31%       11%
1999            463,329  1.13        7.27         .80         5.12         1.13        7.27        .80         5.12         8
1998            438,878  1.13        7.40         .79         5.20         1.13        7.40        .79         5.20         6
1997            431,622  1.14        7.70         .80         5.36         1.14        7.70        .80         5.36        15
1996            422,338  1.16        7.67         .81         5.33         1.16        7.67        .81         5.33        16
NEW JERSEY
PREMIUM
INCOME
Year Ended
  6/30:
2000            263,096  1.24        7.61         .81         4.95         1.23        7.63        .80         4.96        10
1999            270,304  1.24        7.00         .83         4.68         1.24        7.00        .83         4.68        10
1998            274,276  1.25        7.24         .83         4.81         1.25        7.24        .83         4.81        13
1997            266,074  1.27        7.53         .83         4.91         1.27        7.53        .83         4.91        18
1996            259,708  1.32        7.53         .86         4.90         1.32        7.53        .86         4.90        32
PENNSYLVANIA
INVESTMENT
QUALITY
Year Ended
  6/30:
2000            363,525  1.26        8.57         .81         5.47         1.25        8.59        .80         5.48         8
1999            377,468  1.16        7.61         .81         5.30         1.16        7.61        .81         5.30        16
1998            363,139  1.15        7.65         .80         5.34         1.15        7.65        .80         5.34         9
1997            360,749  1.17        7.96         .81         5.52         1.17        7.96        .81         5.52         8
1996            355,823  1.18        7.98         .82         5.53         1.18        7.98        .82         5.53        12
PENNSYLVANIA
PREMIUM
INCOME 2
Year Ended
  6/30:
2000            330,425  1.26        7.88         .81         5.06         1.25        7.89        .80         5.07        14
1999            343,335  1.24        6.93         .83         4.61         1.24        6.93        .82         4.62         9
1998            352,123  1.24        6.99         .82         4.63         1.24        6.99        .82         4.63        32
1997            341,751  1.27        7.47         .83         4.85         1.27        7.47        .83         4.85        29
1996            331,863  1.30        7.59         .84         4.90         1.30        7.59        .84         4.90        19

                    Municipal Auction Rate Cumulative
                    Preferred Stock at End of Year
                  -----------------------------------
                              Liquidation
                  Aggregate   and
                  Amount      Market      Asset
                  Outstanding Value       Coverage
                  000)        Per Share   Per Share
NEW JERSEY
INVESTMENT QUALITY
Year Ended 6/30:
2000              $162,000    $25,000     $69,569
1999               162,000     25,000      71,501
1998               130,000     25,000      84,400
1997               130,000     25,000      83,004
1996               130,000     25,000      81,219
NEW JERSEY
PREMIUM INCOME
Year Ended 6/30:
2000                91,600     25,000      71,806
1999                91,600     25,000      73,773
1998                91,600     25,000      74,857
1997                91,600     25,000      72,618
1996                91,600     25,000      70,881
PENNSYLVANIA
INVESTMENT QUALITY
Year Ended 6/30:
2000               132,000     25,000      68,849
1999               132,000     25,000      71,490
1998               110,000     25,000      82,532
1997               110,000     25,000      81,988
1996               110,000     25,000      80,869
PENNSYLVANIA
PREMIUM INCOME 2
Year Ended 6/30:
2000               118,100     25,000      69,946
1999               118,100     25,000      72,679
1998               118,100     25,000      74,539
1997               118,100     25,000      72,344
1996               118,100     25,000      70,250





* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.


Build Your Wealth
           AUTOMATICALLY


NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you with draw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee. You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund INFORMATION




BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended June 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for GENERATIONS

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products services can help you preserve your financial security, and talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN Investments

Invest well.

Look ahead.

LEAVE YOUR MARK.(sm)



John Nuveen & Co. Incorporated o 333 West Wacker Drive                FAN-2-6-00
Chicago, IL 60606 o www.nuveen.com